                                                                    EXHIBIT 99.1


                                   [NPXL LOGO]


                        NEW PLAN EXCEL REALTY TRUST, INC.




--------------------------------------------------------------------------------
                             SUPPLEMENTAL DISCLOSURE

                           QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------



Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, transactions or achievements of the Company to differ materially from historical results or from any results, transactions or achievements expressed or implied by such forward-looking statements, including without limitation: national and local economic conditions; the competitive environment in which the Company operates; financing risks; property management risks; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled "Business-Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 which discuss these and other factors that could adversely affect the Company's results.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                                                PAGE
COMPANY OVERVIEW / SECOND QUARTER REVIEW...........................................................2
SHAREHOLDER INFORMATION............................................................................4
FINANCIAL REVIEW
        Balance Sheets
               CONSOLIDATED........................................................................5
               ERT Development Corporation.........................................................6
        Income Statements
               CONSOLIDATED........................................................................7
               ERT Development Corporation.........................................................8
        Funds from Operations / Funds Available for Distribution ..................................9
        Selected Financial Ratios / Data .........................................................10
        Summary of Outstanding Debt ..............................................................11
        Debt Maturity Schedule....................................................................13
ACTIVITY REVIEW
        2001 Property Dispositions................................................................14
        2001 Redevelopment / Outparcel Development Activities.....................................15
PORTFOLIO REVIEW
        Property Type Summary.....................................................................16
        Properties by State / Region..............................................................17
        Same Property NOI Analysis................................................................18
        Top Ten Tenants...........................................................................19
        New Lease Summary.........................................................................20
        Lease Expiration Schedule ................................................................21
        Property Portfolio........................................................................22
ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS
        Summary of ERT Development Corporation / NXL Joint Venture Projects.......................30
        ERT Development Corporation Acquisition Activity - Property and Notes Receivable..........33
        ERT Development Corporation Disposition Activity - Property and Notes Receivable..........34

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
COMPANY OVERVIEW / SECOND QUARTER REVIEW                                  PAGE 2

New Plan Excel Realty Trust, Inc. is one of the nation's largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 334 properties and total assets of approximately $2.9 billion. Its properties are strategically located across 31 states and include 217 community and neighborhood shopping centers, primarily high-quality supermarket or name-brand discount chain anchored, with approximately 31 million square feet of gross leasable area; 64 related retail real estate assets, with approximately 5 million square feet of gross leasable area; and 53 garden apartment communities containing 12,550 units.

SECOND QUARTER REVIEW

- Early in the second quarter, the Company entered into a joint venture with The Sembler Company to redevelop Clearwater Mall, a 837,417 square foot enclosed regional mall located on approximately 70 acres in Clearwater, Florida.

- On May 17, 2001, the Company announced that it entered into a definitive agreement to sell its 53 garden apartment communities containing 12,550 units to a private investor group comprised of Houlihan-Parnes Realtors, LLC and C.L.K. Management Corp. Gross proceeds from the sale will be approximately $380 million, from which approximately $55 million will be used to satisfy existing mortgage indebtedness encumbering the garden apartment communities. The Company intends to use the net proceeds initially to pay down outstanding indebtedness. Over the longer term such proceeds will be further reinvested in upgrading the Company's core portfolio of community and neighborhood shopping centers, in repurchasing public equity or debt or in opportunistic acquisitions. In conjunction with the transaction, the Board of Directors authorized the repurchase of up to $125 million of the Company's outstanding preferred stock and public debt. As the Company reinvests the proceeds, there will be short-term dilution and the Company anticipates diluted FFO per share for 2001 to be in the range of $1.85 to $1.90.

FINANCIAL REVIEW

- On May 9, 2001, the Company refinanced its $75 million Senior Unsecured Term Loan Facility with Fleet National Bank. The refinanced facility is structured as a $100 million, 12-month term loan with a one-time extension option to November 17, 2002 and currently bears interest at LIBOR plus 90 basis points.

ACTIVITY REVIEW

- During the second quarter, the Company sold five properties and two land parcels for an aggregate of approximately $8.6 million. Properties sold during the quarter include Colonial Heights, an 80,363 square foot vacant building located in Colonial Heights, Virginia; Marcy Shopping Center, a 123,380 square foot shopping center located in Marcy, New York; a 55,552 square foot single tenant Kmart located in Somerville, New Jersey; a 28,875 square foot single tenant Eagle Food Center located in Coralville, Iowa; a 44,617 square foot single tenant Safeway located in Sherwood, Arkansas; 9.2 acres of land located in Rochester Hills, Michigan, adjacent to Hampton Village Centre; and 38 acres of land located in Bowling Green, Ohio, adjacent to Southwood Plaza. In total, seven properties and two land parcels were sold during the first six months of 2001 for an aggregate of approximately $10.6 million.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
COMPANY OVERVIEW / SECOND QUARTER REVIEW                                  PAGE 3

PORTFOLIO REVIEW

- At the end of the second quarter, the gross leasable area (GLA) for the Company's community and neighborhood shopping centers, excluding properties under redevelopment, was approximately 91 percent leased and the GLA for the Company's factory outlet centers was approximately 85 percent leased. The Company's GLA for its total retail portfolio, excluding properties under redevelopment, was 90 percent leased at June 30, 2001 and when including properties under redevelopment, the GLA for the Company's 281 total retail properties was approximately 89 percent leased. The average annual base rent
    (ABR) per leased square foot at June 30, 2001 for the Company's total retail properties was $7.82. During the quarter, 82 new leases were signed at an average ABR of $10.91 per square foot. Also during the quarter, 97 renewal leases were signed at an average ABR of $9.25 per square foot, an increase of approximately 12.4 percent over the expiring leases.

- At the end of the second quarter, the Company's garden apartment communities were approximately 92 percent leased. The average monthly base rent per leased unit was $577 at June 30, 2001.

ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS

- During the second quarter, ERT Development Corporation (ERT), the Company's development affiliate, settled the construction litigation at Pointe*Orlando, resulting in a non-material net payment by ERT.

- On May 18, 2001, The Ellman Companies repaid to ERT approximately $18.9 million of outstanding note receivables and accrued interest on Mesa Pavilions and The Groves. Approximately $2.1 million of the proceeds consist of a note receivable secured by certain interests in the Superior Towne Center. On June 18, 2001, a 1.265 acre pad at The Centre at Preston Ridge - Phase 2 was sold for approximately $1.4 million. In total, ERT or its joint ventures received approximately $25.1 million during the first six months of 2001 from the repayment of outstanding note receivables and accrued interest and the sale of assets.

 SUBSEQUENT EVENTS

- On July 1, 2001, the Company acquired for a nominal cost the 5 percent economic interest in ERT not previously owned by the Company. As a result and beginning on July 1, 2001, activities of ERT and the Company will be consolidated for GAAP purposes.

- On July 3, 2001, ERT sold Annie Land Plaza, a 42,500 square foot shopping center located in Lovingston, Virginia and New Market Shopping Center, a 40,100 square foot shopping center located in Varina, Virginia, for an aggregate of approximately $6.3 million.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION                                                   PAGE 4

CORPORATE HEADQUARTERS
New Plan Excel Realty Trust, Inc.
1120 Avenue of the Americas
New York, NY  10036
Phone:  212-869-3000
Fax:  212-869-3989
www.newplanexcel.com

EXCHANGE LISTING
New York Stock Exchange
Common stock:   NXL
Series A preferred stock:  NXLprA
Series B preferred stock:  NXLprB

SENIOR UNSECURED DEBT RATINGS
Standard & Poor's:  BBB
Moody's:  Baa1

QUARTERLY RESULTS
The Company expects to announce quarterly results as follows:

Third quarter 2001: November 8, 2001
Fourth quarter and Year-end 2001: Mid-March 2002

TRANSFER AGENT AND REGISTRAR
Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

Fleet National Bank
c/o EquiServe, L.P.
P.O. Box 43010
Providence, RI  02940-3010
Phone:  800-730-6001
www.equiserve.com

CORPORATE COMMUNICATIONS DEPARTMENT
Shareholders seeking financial and operating information may contact:

Stacy Lipschitz
Vice President - Corporate Communications
Phone:  212-869-3000
Fax:  212-869-3989
E-mail:  corporatecommunications@newplanexcel.com
         slipschitz@newplanexcel.com

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
BALANCE SHEETS - CONSOLIDATED                                             PAGE 5
(IN THOUSANDS)

                                                                                     As Of
                                                                  ------------------------------------------
                                                                     06/30/01      03/31/01       12/31/00
                                                                   -----------    -----------    -----------
ASSETS:
Land                                                               $   459,572    $   461,962    $   463,602
Buildings and improvements                                           1,987,122      1,986,127      1,989,029
Less: accumulated depreciation and amortization                       (243,872)      (230,452)      (218,638)
                                                                   -----------    -----------    -----------
      NET REAL ESTATE                                                2,202,822      2,217,637      2,233,993
Real estate held for sale                                               16,575         11,706          9,104
Cash and cash equivalents                                               11,966         11,181          1,170
Marketable securities                                                    1,991          1,702          1,531
Receivables
      Trade and notes, net of allowance for doubtful accounts of        40,465         40,181         43,454
      (June 30, 2001- $14,580, March 31, 2001- $13,478,
       December 31, 2000- $12,816)
      Other                                                              8,701          8,010         11,620
Mortgages and notes receivable                                          40,578         46,872         58,553
Prepaid expenses and deferred charges                                   11,474         11,877          9,320
Assets in discontinued operations                                      347,852        345,969        346,779
Investment in and loans to ERT Development Corporation                 168,903        183,962        170,004
Other assets (1)                                                        12,225          9,307          8,903
                                                                   -----------    -----------    -----------

      TOTAL ASSETS                                                 $ 2,863,552    $ 2,888,404    $ 2,894,431
                                                                   ===========    ===========    ===========

LIABILITIES:
Mortgages payable, including unamortized premium of                $   314,238    $   326,330    $   328,803
      (June 30, 2001- $7,097, March 31, 2001- $7,425,
       December 31, 2000- $7,753)
Notes payable, net of unamortized discount of                          613,119        613,055        612,992
      (June 30, 2001- $1,881, March 31, 2001- $1,945,
       December 31, 2000- $2,008)
Credit facilities                                                      251,750        258,750        243,750
Capital leases                                                          29,303         29,367         29,431
Other liabilities (2)                                                  101,200         93,436         92,145
Tenant security deposits                                                 7,959          7,910          7,791
                                                                   -----------    -----------    -----------
      TOTAL LIABILITIES                                              1,317,569      1,328,848      1,314,912

MINORITY INTEREST IN PARTNERSHIP:                                       23,242         23,589         23,909
                                                                   -----------    -----------    -----------

STOCKHOLDERS' EQUITY:
Preferred stock                                                             23             23             23
Common stock                                                               872            872            873
Additional paid-in capital                                           1,695,055      1,694,682      1,695,994
Accumulated other comprehensive (loss) income                           (3,030)        (3,281)           555
Less: accumulated distributions in excess of net income               (170,179)      (156,329)      (141,835)
                                                                   -----------    -----------    -----------
      TOTAL STOCKHOLDERS' EQUITY                                     1,522,741      1,535,967      1,555,610
                                                                   -----------    -----------    -----------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 2,863,552    $ 2,888,404    $ 2,894,431
                                                                   ===========    ===========    ===========

(1) Other assets includes: deposits, real estate tax escrow and furniture and fixtures.

(2) Other liabilities includes: amounts payable for dividends, real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
Supplemental Disclosure - Quarter Ended June 30, 2001
--------------------------------------------------------------------------------
Balance Sheets - ERT Development Corporation                              PAGE 6
(IN THOUSANDS)

                                                                                                  As Of
                                                                                   -----------------------------------
                                                                                    6/30/01      3/31/01     12/31/00
                                                                                   ---------    ---------    ---------
ASSETS:
Land                                                                               $  31,499    $  32,911    $  31,918
Buildings and improvements                                                           166,603      170,065      165,274
Less: accumulated depreciation and amortization                                      (13,997)     (12,893)     (11,680)
                                                                                   ---------    ---------    ---------
      NET REAL ESTATE                                                                184,105      190,083      185,512
Real estate held for sale                                                              6,260            -            -
Cash and cash equivalents                                                                578          994        2,065
Receivables
      Trade and notes, net of allowance for doubtful accounts of                       2,486        3,437        5,525
      (June 30, 2001- $5,835, March 31, 2001- $5,800, December 31, 2000- $5,133)
Mortgages, notes and interest receivable from developers                              58,156       74,618       61,339
Other investments (1)                                                                  3,362        3,463        3,621
Prepaid expenses and deferred charges                                                    928        4,730        5,430
                                                                                   ---------    ---------    ---------

      TOTAL ASSETS                                                                 $ 255,875    $ 277,325    $ 263,492
                                                                                   =========    =========    =========

LIABILITIES:
Mortgages payable to New Plan Excel Realty Trust, Inc.                             $  72,473    $  86,374    $  85,724
Notes and accounts payable to New Plan Excel Realty Trust, Inc.                       83,880       83,351       69,394
Interest payable to New Plan Excel Realty Trust, Inc.                                 30,503       29,336       28,528
Mortgages payable to third parties                                                    83,586       83,614       83,650
Other liabilities (2)                                                                  3,386        9,748        9,837
                                                                                   ---------    ---------    ---------
      TOTAL LIABILITIES                                                              273,828      292,423      277,133

STOCKHOLDERS' EQUITY:
Preferred stock                                                                            1            1            1
Retained earnings                                                                    (17,954)     (15,099)     (13,642)
                                                                                   ---------    ---------    ---------
      TOTAL STOCKHOLDERS' EQUITY                                                     (17,953)     (15,098)     (13,641)
                                                                                   ---------    ---------    ---------

      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                   $ 255,875    $ 277,325    $ 263,492
                                                                                   =========    =========    =========

(1) Represents direct equity investments in Vail Ranch II and The Centre at Preston Ridge joint venture projects.

(2) Other liabilities includes: interest payable to third parties, accounts payable and accrued liabilities.

In 1995, ERT Development Corporation (ERT) was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.

In 2001, ERT elected to become a "taxable REIT subsidiary" of the Company under the tax rules applicable to REITs.

The Company owns 100% of the outstanding preferred shares of ERT.

The preferred shares are entitled to 95% of the economic interest in ERT.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
INCOME STATEMENTS - CONSOLIDATED                                          PAGE 7
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                           Twelve
                                                                                                                           Months
                                                                                      Three Months Ended                    Ended
                                                                        -----------------------------------------------   ---------
                                                                        06/30/01    03/31/01     06/30/00     03/31/00    12/31/00
                                                                        ---------   ---------    ---------    ---------   ---------
RENTAL REVENUES:
Rental income                                                           $  66,819   $  66,191    $  67,812    $  68,870   $ 272,108
Percentage rents                                                            1,240       2,678        2,068        2,202       7,431
Expense reimbursements                                                     14,955      14,305       13,421       13,219      55,436
                                                                        ---------   ---------    ---------    ---------   ---------
   TOTAL RENTAL REVENUES                                                   83,014      83,174       83,301       84,291     334,975
                                                                        ---------   ---------    ---------    ---------   ---------

RENTAL OPERATING EXPENSES:
Operating costs                                                            13,413      12,648       12,711       14,244      54,062
Real estate and other taxes                                                 8,597       8,708        9,428        9,120      36,109
Provision for doubtful accounts                                             1,695       2,047        1,283          619       4,372
                                                                        ---------   ---------    ---------    ---------   ---------
   TOTAL RENTAL OPERATING EXPENSES                                         23,705      23,403       23,422       23,983      94,543
                                                                        ---------   ---------    ---------    ---------   ---------

   NET OPERATING INCOME                                                    59,309      59,771       59,879       60,308     240,432
                                                                        ---------   ---------    ---------    ---------   ---------

OTHER INCOME:
Interest, dividend and other income                                         3,678       3,793        7,353        7,422      30,427
Equity participation in ERT                                                (2,855)     (1,458)      (4,012)      (5,276)    (17,867)
Foreign currency gain (loss)                                                  349        (479)        (276)         (16)       (437)
                                                                        ---------   ---------    ---------    ---------   ---------
   TOTAL OTHER INCOME                                                       1,172       1,856        3,065        2,130      12,123
                                                                        ---------   ---------    ---------    ---------   ---------

OTHER EXPENSES:
Interest expense                                                           19,782      20,967       22,641       21,673      88,352
Depreciation and amortization                                              14,256      13,636       13,285       13,766      55,364
Non-recurring charges                                                           -           -          915        2,749       4,945
General and administrative                                                  2,542       2,188        2,581        1,997       7,509
                                                                        ---------   ---------    ---------    ---------   ---------
   TOTAL OTHER EXPENSES                                                    36,580      36,791       39,422       40,185     156,170
                                                                        ---------   ---------    ---------    ---------   ---------

Income before real estate sales, impairment of real estate
  and minority interest                                                    23,901      24,836       23,522       22,253      96,385
Gain (loss) on sale of real estate                                              8         (25)       7,915           (1)      9,200
Impairment of real estate                                                  (1,135)     (2,239)      (1,900)           -      (3,620)
Minority interest in income of partnership                                   (208)       (218)        (241)        (238)       (952)
                                                                        ---------   ---------    ---------    ---------   ---------
   INCOME FROM CONTINUING OPERATIONS                                       22,566      22,354       29,296       22,014     101,013
Income from discontinued operations of garden apartment communities         5,215       4,849        6,175        5,235      21,310
                                                                        ---------   ---------    ---------    ---------   ---------
   INCOME BEFORE EXTRAORDINARY INCOME                                      27,781      27,203       35,471       27,249     122,323
Extraordinary income (1)                                                        -           -          758            -         758
                                                                        ---------   ---------    ---------    ---------   ---------
   NET INCOME                                                           $  27,781   $  27,203    $  36,229    $  27,249   $ 123,081
                                                                        =========   =========    =========    =========   =========

   --------------------------------------------------------------------------------------------------------------------------------
   NET INCOME PER COMMON SHARE - BASIC (BEFORE EXTRAORDINARY INCOME)    $    0.25   $    0.25    $    0.34    $    0.25   $    1.14
   NET INCOME PER COMMON SHARE - DILUTED (BEFORE EXTRAORDINARY INCOME)       0.25        0.25         0.34         0.25        1.13
   --------------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic                         87,206      87,208       87,651       87,607      87,608
ERP partnership units                                                       1,235       1,235        1,235        1,235       1,235
Options                                                                       313         169          128          189         108
                                                                        ---------   ---------    ---------    ---------   ---------
Weighted average common shares outstanding - diluted                       88,754      88,612       89,014       89,031      88,951
                                                                        =========   =========    =========    =========   =========

(1) 2Q 2000 write-off of mortgage premium resulting from prepayment of Circle Center mortgage.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
INCOME STATEMENTS - ERT DEVELOPMENT CORPORATION                           PAGE 8
(IN THOUSANDS)

                                                                                                              Twelve
                                                                                                              Months
                                                                        Three Months Ended                    Ended
                                                         -----------------------------------------------     --------
                                                         06/30/01     03/31/01     06/30/00     03/31/00     12/31/00
                                                         --------     --------     --------     --------     --------
RENTAL REVENUES:
Rental income                                            $  3,509     $  4,630     $  3,981     $  4,629     $ 15,988
Percentage rents                                              343          207          302          (86)         809
Expense reimbursements                                        829          945          907        1,152        4,223
                                                         --------     --------     --------     --------     --------
    TOTAL RENTAL REVENUES                                   4,681        5,782        5,190        5,695       21,020
                                                         --------     --------     --------     --------     --------

RENTAL OPERATING EXPENSES:
Operating costs                                             1,884        2,016        2,596        2,781       11,161
Real estate and other taxes                                   463          506          516          389        1,522
Provision for doubtful accounts                               957          668          790        1,516        4,075
                                                         --------     --------     --------     --------     --------
    TOTAL RENTAL OPERATING EXPENSES                         3,304        3,190        3,902        4,686       16,758
                                                         --------     --------     --------     --------     --------

    NET OPERATING INCOME                                    1,377        2,592        1,288        1,009        4,262
                                                         --------     --------     --------     --------     --------

OTHER INCOME:
Gain (loss) in equity affiliate                                 -            -            -            -          312
Interest, dividend and other income                         1,392        1,018        1,635          761        5,727
                                                         --------     --------     --------     --------     --------
    TOTAL OTHER INCOME                                      1,392        1,018        1,635          761        6,039

OTHER EXPENSES:
Interest expense to New Plan Excel Realty Trust, Inc.       2,450        2,368        4,613        4,681       18,499
Interest expense                                            1,223        1,448        1,122        1,249        4,923
Depreciation and amortization                               1,208        1,252        1,200        1,116        4,746
                                                         --------     --------     --------     --------     --------
    TOTAL OTHER EXPENSES                                    4,881        5,068        6,935        7,046       28,168
                                                         --------     --------     --------     --------     --------

Income before impairment of real estate                    (2,112)      (1,458)      (4,012)      (5,276)     (17,867)
Impairment of real estate                                    (743)           -            -            -            -
                                                         --------     --------     --------     --------     --------

    NET INCOME (LOSS)                                    $ (2,855)    $ (1,458)    $ (4,012)    $ (5,276)    $(17,867)
                                                         ========     ========     ========     ========     ========

In 1995, ERT Development Corporation (ERT) was organized to finance, acquire, develop, hold and sell real estate in the short-term for capital gains and/or to receive fee income.

In 2001, ERT elected to become a "taxable REIT subsidiary" of the Company under the tax rules applicable to REITs.

The Company owns 100% of the outstanding preferred shares of ERT.

The preferred shares are entitled to 95% of the economic interest in ERT.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
FUNDS FROM OPERATIONS / FUNDS AVAILABLE FOR DISTRIBUTION                  PAGE 9
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                 Twelve
                                                                                                                 Months
                                                                        Three Months Ended                        Ended
                                                        ---------------------------------------------------     ---------
                                                        06/30/01      03/31/01      06/30/00      03/31/00      12/31/00
                                                        ---------     ---------     ---------     ---------     ---------
FUNDS FROM OPERATIONS (1)
Income before extraordinary income                      $  27,781     $  27,203     $  35,471     $  27,249     $ 122,323
Add:
Depreciation and amortization
    New Plan Excel real estate assets                      16,730        16,075        15,554        15,989        64,499
    ERT real estate assets                                  1,438         1,482         1,200         1,116         4,923
Impairment of real estate                                   1,878         2,239         1,900             -         3,620
Deduct:
Preferred A dividends                                        (801)         (800)         (800)         (800)       (3,200)
Preferred B dividends                                      (3,396)       (3,396)       (3,396)       (3,396)      (13,584)
Preferred D dividends                                      (1,463)       (1,463)       (1,462)       (1,463)       (5,851)
Gain (loss) on sale of New Plan Excel real estate (2)         614            25        (7,915)            1        (9,200)
                                                        ---------     ---------     ---------     ---------     ---------
    FUNDS FROM OPERATIONS - BASIC                          42,781        41,365        40,552        38,696       163,530
Add:
Preferred A dividends                                         801           800           800           800         3,200
Minority interest in income of partnership                    208           218           241           238           952
                                                        ---------     ---------     ---------     ---------     ---------
    FUNDS FROM OPERATIONS - DILUTED                     $  43,790     $  42,383     $  41,593     $  39,734     $ 167,682
                                                        =========     =========     =========     =========     =========

    ---------------------------------------------------------------------------------------------------------------------
    FUNDS FROM OPERATIONS PER SHARE - BASIC             $    0.49     $    0.47     $    0.46     $    0.44     $    1.87
    FUNDS FROM OPERATIONS PER SHARE - DILUTED                0.48          0.47          0.46          0.44          1.85
    ---------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding - basic         87,206        87,208        87,651        87,607        87,608
ERP partnership units                                       1,235         1,235         1,235         1,235         1,235
Options                                                       313           169           128           189           108
Dilutive effect of convertible Preferred A                  1,874         1,874         1,874         1,874         1,874
                                                        ---------     ---------     ---------     ---------     ---------
Weighted average common shares outstanding - diluted       90,628        90,486        90,888        90,905        90,825
                                                        =========     =========     =========     =========     =========

FUNDS AVAILABLE FOR DISTRIBUTION: (3)
Funds from operations - diluted                         $  43,790     $  42,383     $  41,593     $  39,734     $ 167,682
Straight line rents                                          (817)           29          (805)         (717)       (2,448)
Tenant improvements                                          (822)       (2,372)       (1,485)       (1,843)       (4,533)
Leasing commissions                                          (255)         (153)         (225)         (217)         (875)
Building improvements capitalized                          (5,613)       (3,747)       (1,963)       (1,624)       (9,464)
                                                        ---------     ---------     ---------     ---------     ---------
    FUNDS AVAILABLE FOR DISTRIBUTION                    $  36,283     $  36,140     $  37,115     $  35,333     $ 150,362
                                                        =========     =========     =========     =========     =========

Dividend per Common share                               $ 0.41250     $ 0.41250     $ 0.41250     $ 0.41250     $ 1.65000
Dividend per Preferred A share                            0.53125       0.53125       0.53125       0.53125       2.12500
Dividend per Preferred B share                            0.53906       0.53906       0.53906       0.53906       2.15624
Dividend per Preferred D share                            0.97500       0.97500       0.97500       0.97500       3.90000

Common dividends                                        $  35,973     $  36,037     $  36,156     $  36,156     $ 144,624
Preferred A dividends                                         801           800           800           800         3,200
Preferred B dividends                                       3,396         3,396         3,396         3,396        13,584
Preferred D dividends                                       1,463         1,463         1,462         1,463         5,851
                                                        ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                                 $  41,633     $  41,696     $  41,814     $  41,815     $ 167,259
                                                        =========     =========     =========     =========     =========

Payout ratio of common dividends/diluted
  funds from operations (4)                                    82%           85%           85%           85%           84%
Payout ratio of common dividends/funds
  available for distribution (4)                               99%          100%           95%           95%           93%

(1) Includes results from discontinued operations.

(2) Excludes gain (loss) on sale of land.

(3) As of 1Q 2001, calculation includes ERT Development Corporation (ERT).

(4) Excludes non-recurring charges relating to executive resignations.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
SELECTED FINANCIAL RATIOS / DATA                                         PAGE 10
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                                     Twelve
                                                                                                                     Months
                                                                             Three Months Ended                      Ended
                                                           ----------------------------------------------------    ----------
                                                            06/30/01      03/31/01      06/30/00      03/31/00      12/31/00
                                                           ----------    ----------    ----------    ----------    ----------
DEBT COVERAGE RATIOS:
    Interest coverage ratio (EBITDA /interest expense)           3.13 x        2.95 x        3.16 x        2.90 x        3.02 x
    Debt service coverage (EBITDA/(interest expense +            2.78 x        2.65 x        2.86 x        2.59 x        2.74 x
    scheduled principal payments))
    Fixed charge coverage (EBITDA/(interest expense +            2.22 x        2.13 x        2.33 x        2.10 x        2.22 x
    scheduled principal payments + preferred dividends))

DEBT/EQUITY RATIOS:
    Total debt/total market capitalization                       43.1%         42.6%         47.0%         46.7%         46.6%
    Total debt/total equity market capitalization                75.7%         74.3%         88.8%         87.5%         87.2%
    Total debt/total book assets                                 42.2%         42.5%         41.8%         42.2%         42.0%

OVERHEAD RATIOS:
    Annualized G&A/total assets                                  0.36%         0.30%         0.35%         0.27%         0.26%
    G&A/total revenues (excluding currency change)               3.03%         2.56%         2.98%         2.31%         2.16%

CAPITALIZED INTEREST:                                      $      526    $       73    $       79    $      198    $      436

MARKET CAPITALIZATION CALCULATIONS:
    Common shares outstanding                                  87,210        87,205        87,651        87,651        87,320
    Preferred A shares outstanding                              1,507         1,507         1,507         1,507         1,507
    Preferred B shares outstanding                              6,300         6,300         6,300         6,300         6,300
    Preferred D shares outstanding                              1,500         1,500         1,500         1,500         1,500

    Common stock price end of period                       $    15.30    $    16.00    $    13.00    $    13.75    $    13.13
    Preferred A price end of period                             23.35         24.25         22.25         19.25         21.00
    Preferred B price end of period                             24.11         23.20         21.50         19.50         22.25
    Preferred D price end of period                             50.00         50.00         50.00         50.00         50.00

    Common market equity at end of period                  $1,334,313    $1,395,280    $1,139,459    $1,205,197    $1,146,080
    Preferred market equity at end of period                  262,081       257,705       243,976       226,856       246,817
                                                           ----------    ----------    ----------    ----------    ----------
    Total equity market capitalization                      1,596,394     1,652,985     1,383,435     1,432,053     1,392,897
    Total debt end of period                                1,208,410     1,227,502     1,227,924     1,252,778     1,214,976
                                                           ----------    ----------    ----------    ----------    ----------
    TOTAL MARKET CAPITALIZATION                            $2,804,804    $2,880,487    $2,611,359    $2,684,831    $2,607,873
                                                           ==========    ==========    ==========    ==========    ==========

EBITDA CALCULATION:
    Income before extraordinary income                     $   27,781    $   27,203    $   35,471    $   27,249    $  122,323
    Depreciation and amortization                              14,256        13,636        13,285        13,766        55,364
    Income Taxes                                                  174           114           167            98           511
    Interest expense                                           19,782        20,967        22,641        21,673        88,352
                                                           ----------    ----------    ----------    ----------    ----------
    EBITDA                                                 $   61,993    $   61,920    $   71,564    $   62,786    $  266,550
                                                           ==========    ==========    ==========    ==========    ==========

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                              PAGE 11
(IN THOUSANDS)

                                                                                                 Actual                 Percent of
                                                                                  Outstanding   Interest   Maturity       Total
                                       Lender                                       Balance       Rate       Date      Indebtedness
                                       -----------------------------------------  -----------  ----------  ---------   ------------
FIXED RATE DEBT:

  SECURED MORTGAGE INDEBTEDNESS
  Maison Deville Apartments            Abraham Mitchell                             $   4,625    7.000%     09/01/01       0.38%
  Maison Imperial Apartments           Abraham Mitchell                                 1,750    7.000%     09/01/01       0.15%
  Plantation Apartments                Abraham Mitchell                                 1,000    7.000%     09/01/01       0.08%
  Wisteria Village                     First Tennessee Bank                             2,067    6.800%     09/01/01       0.17%
  Knollwood Apartments                 Abraham Mitchell                                 6,027    6.750%     04/01/02       0.50%
  Kmart Plaza (Elizabethtown)          Guardian Life Insurance                          4,619    9.530%     06/01/02       0.38%
  Hillcrest Apartments                 Abraham Mitchell                                 1,253    6.750%     07/01/02       0.10%
  Eastgreen On The Commons Apartments  Bank Of America                                  5,438    7.600%     11/15/02       0.45%
  Northgate Apartments                 Bank Of America                                  6,785    7.600%     11/15/02       0.56%
  Polo Run Apartments                  Bank Of America                                  4,233    7.600%     11/15/02       0.35%
  Tara Apartments                      Bank Of America                                  3,074    7.600%     11/15/02       0.26%
  Lake Drive Plaza                     Monumental Life Insurance                        3,535    7.200%     04/01/03       0.29%
  Roanoke Landing                      American Express                                 5,689    7.200%     04/03/03       0.47%
  Hunting Hills                        Nationwide Life Insurance                        3,949    8.250%     05/01/03       0.33%
  Valley Fair Mall                     Lincoln National Life                           16,221    7.600%     01/01/04       1.35%
  Briggsmore Plaza                     AETNA Life                                         785    8.288%     08/01/04       0.07%
  Stillwater Office Bldg.              Stillwater Group                                   197    8.000%     12/01/04       0.02%
  Genesee Valley Shopping Center       Nationwide Life Insurance                        8,151    8.850%     02/10/05       0.68%
  Grant Mills Station                  Nationwide Life Insurance                        7,168    8.850%     02/10/05       0.60%
  Lagniappe Village Shopping Center    Nationwide Life Insurance                        6,106    8.850%     02/10/05       0.51%
  Mist Lake Plaza                      Nationwide Life Insurance                        9,044    8.850%     02/10/05       0.75%
  River Run Centre                     Fifth Third Real Estate Capital Markets          2,468    8.850%     02/10/05       0.21%
  Roundtree Place                      Nationwide Life Insurance                        6,666    8.850%     02/10/05       0.55%
  Charter Pointe Apartments            Morgan Guaranty Trust Company of New York        4,893    7.500%     03/01/06       0.41%
  Montebello Plaza                     Nationwide Life Insurance                        6,595    9.625%     03/05/07       0.55%
  Crown Point                          Jackson National Life Insurance                  7,511    8.120%     05/01/07       0.62%
  Westminster City Center              Wells Fargo                                     29,294    6.690%     02/01/08       2.43%
  The Club Apartments                  Tax Exempt Bonds                                 6,145    5.650%     06/01/08       0.51%
  Brice Park                           USG Annuity and Life                             4,214    7.875%     02/01/09       0.35%
  London Marketplace                   Aegon USA Realty                                 4,607    8.265%     04/01/09       0.38%
  Paradise Plaza                       CIGNA                                            2,264    9.150%     04/15/09       0.19%
  Saddletree Village Shopping Center   Aegon USA Realty                                 1,832    8.250%     05/22/10       0.15%
  Hampton Village Centre               Deutsche Banc                                   29,775    8.530%     06/30/10       2.47%
  Greentree                            San Francisco Retirement Fund                    5,221    8.240%     10/01/10       0.43%
  Habersham Crossing                   San Francisco Retirement Fund                    3,844    8.240%     10/01/10       0.32%
  Merchant's Central                   San Francisco Retirement Fund                    6,489    8.240%     10/01/10       0.54%
  Northside Plaza                      San Francisco Retirement Fund                    2,278    8.240%     10/01/10       0.19%
  Johnstown Galleria Outparcel         Protective Life                                  3,045    8.000%     07/11/11       0.25%
  Irving West                          Protective Life                                  2,522    8.500%     09/30/11       0.21%
  Chapel Square                        American National Insurance                      1,871    9.250%     02/01/13       0.16%
  Northgate                            Shoptaw James                                    7,233    8.750%     06/30/13       0.60%
  Perry Marketplace                    American Express                                 5,332    9.000%     10/01/13       0.44%
  Riverview Plaza                      Protective Life                                  5,055    8.625%     09/01/15       0.42%
  Stratford Commons                    Protective Life                                  5,572    8.125%     10/01/15       0.46%
                                                                                    ---------  --------                  -------

  TOTAL FIXED RATE SECURED MORTGAGE
  INDEBTEDNESS                                                                      $ 256,442    7.999%                   21.31%

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
SUMMARY OF OUTSTANDING DEBT                                              PAGE 12
(IN THOUSANDS)

                                                                                                                Actual
                                                                                               Outstanding     Interest     Maturity
                                                         Lender                                  Balance         Rate         Date
                                                         ------------------------------------  -----------    ----------    --------
      UNSECURED NOTES
      6.80%, 7 Year Unsecured Notes                      -                                     $   81,000      6.800%       05/15/02
      7.33%, 4 Year Unsecured Notes                      -                                         49,000      7.330%       11/20/03
      6.88%, 7 Year Unsecured Notes                      -                                         75,000      6.875%       10/15/04
      7.75%, 10 Year Unsecured Notes                     -                                        100,000      7.750%       04/06/05
      7.35%, 10 Year Unsecured Notes                     -                                         30,000      7.350%       06/15/07
      7.40%, 10 Year Unsecured Notes                     -                                        150,000      7.400%       09/15/09
      7.97%, 30 Year Unsecured Notes                     -                                         10,000      7.970%       08/14/26
      7.65%, 30 Year Unsecured Notes                     -                                         25,000      7.650%       11/02/26
      7.68%, 30 Year Unsecured Notes                     -                                         10,000      7.680%       11/02/26
      7.68%, 30 Year Unsecured Notes                     -                                         10,000      7.680%       11/02/26
      6.90%, 30 Year Unsecured Notes                     -                                         25,000      6.900%       02/15/28
      6.90%, 30 Year Unsecured Notes                     -                                         25,000      6.900%       02/15/28
      7.50%, 30 Year Unsecured Notes                     -                                         25,000      7.500%       07/30/29
                                                                                               ----------    --------

      TOTAL FIXED RATE UNSECURED NOTES                                                         $  615,000      7.298%

      CAPITAL LEASES                                                                           $   29,303      7.500%       06/20/31

      ------------------------------------------------------------------------------------------------------------------------------
      TOTAL FIXED RATE DEBT                                                                    $  900,745      7.504%
      ------------------------------------------------------------------------------------------------------------------------------

VARIABLE RATE DEBT: (1)

      SECURED MORTGAGE INDEBTEDNESS
      St. Elmo Central                                   SouthTrust Bank                       $    3,945      5.840%       07/31/01
      Commerce Central                                   SouthTrust Bank                            8,611      5.814%       08/31/01
      Remount Village                                    SouthTrust Bank                            3,573      5.810%       11/10/01
      San Dimas Plaza                                    Tax Exempt Bonds                           8,100      4.298%       12/01/05
      Highland Commons                                   Great Northern Insured Annuity             4,153      7.250%       12/01/09
      Lexington Road Plaza                               Great Northern Insured Annuity             7,358      8.125%       09/01/11
      Unity Professional Bldg.                           Tax Exempt Bonds                           5,359      4.317%       02/01/13
      Courts at Waterford Apartments                     Tax Exempt Bonds                           9,600      4.264%       06/01/29
                                                                                               ----------    --------

      TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS                                        $   50,699      5.575%

      UNSECURED CREDIT FACILITIES
      $100 Million Term Loan Facility                    Fleet National Bank                   $   75,000      4.931%       05/08/02
      $122.5 Million Revolving Credit Facility I         The Bank of New York                      59,250      4.785%       11/02/01
      $122.5 Million Revolving Credit Facility II        The Bank of New York                     117,500      4.735%       11/17/02
                                                                                               ----------    --------

      TOTAL CREDIT FACILITIES                                                                  $  251,750      4.805%

      ------------------------------------------------------------------------------------------------------------------------------
      TOTAL VARIABLE RATE DEBT                                                                 $  302,449      4.934%
      ------------------------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------------------------
      TOTAL DEBT                                                                               $1,203,194      6.858%
      ------------------------------------------------------------------------------------------------------------------------------

      Net Unamortized Premiums on Mortgages                                                    $    7,097
      Net Unamortized Discount on Notes                                                            (1,881)
                                                                                               ----------
      TOTAL DEBT - NET                                                                         $1,208,410
                                                                                               ==========


                                                                                               Percent of
                                                                                                  Total
                                                         Lender                                Indebtedness
                                                         ------------------------------------  ------------
      UNSECURED NOTES
      6.80%, 7 Year Unsecured Notes                      -                                         6.73%
      7.33%, 4 Year Unsecured Notes                      -                                         4.07%
      6.88%, 7 Year Unsecured Notes                      -                                         6.23%
      7.75%, 10 Year Unsecured Notes                     -                                         8.31%
      7.35%, 10 Year Unsecured Notes                     -                                         2.49%
      7.40%, 10 Year Unsecured Notes                     -                                        12.47%
      7.97%, 30 Year Unsecured Notes                     -                                         0.83%
      7.65%, 30 Year Unsecured Notes                     -                                         2.08%
      7.68%, 30 Year Unsecured Notes                     -                                         0.83%
      7.68%, 30 Year Unsecured Notes                     -                                         0.83%
      6.90%, 30 Year Unsecured Notes                     -                                         2.08%
      6.90%, 30 Year Unsecured Notes                     -                                         2.08%
      7.50%, 30 Year Unsecured Notes                     -                                         2.08%
                                                                                                 -------

      TOTAL FIXED RATE UNSECURED NOTES                                                            51.11%

      CAPITAL LEASES                                                                               2.44%

      --------------------------------------------------------------------------------------------------
      TOTAL FIXED RATE DEBT                                                                       74.86%
      --------------------------------------------------------------------------------------------------

VARIABLE RATE DEBT: (1)

      SECURED MORTGAGE INDEBTEDNESS
      St. Elmo Central                                   SouthTrust Bank                           0.33%
      Commerce Central                                   SouthTrust Bank                           0.72%
      Remount Village                                    SouthTrust Bank                           0.30%
      San Dimas Plaza                                    Tax Exempt Bonds                          0.67%
      Highland Commons                                   Great Northern Insured Annuity            0.35%
      Lexington Road Plaza                               Great Northern Insured Annuity            0.61%
      Unity Professional Bldg.                           Tax Exempt Bonds                          0.45%
      Courts at Waterford Apartments                     Tax Exempt Bonds                          0.80%
                                                                                                 -------

      TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS                                            4.21%

      UNSECURED CREDIT FACILITIES
      $100 Million Term Loan Facility                    Fleet National Bank                       6.23%
      $122.5 Million Revolving Credit Facility I         The Bank of New York                      4.92%
      $122.5 Million Revolving Credit Facility II        The Bank of New York                      9.77%
                                                                                                 -------

      TOTAL CREDIT FACILITIES                                                                     20.92%

      --------------------------------------------------------------------------------------------------
      TOTAL VARIABLE RATE DEBT                                                                    25.14%
      --------------------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------------------
      TOTAL DEBT                                                                                 100.00%
      --------------------------------------------------------------------------------------------------

      Net Unamortized Premiums on Mortgages
      Net Unamortized Discount on Notes

      TOTAL DEBT - NET

(1) The Company has entered into a two-year swap agreement with Fleet National Bank relating to $125.0 million of the Company's variable rate debt. The agreement effectively fixes the debt at a base rate of 6.67% plus applicable spreads associated with the Company's credit facilities. The Swap, which expires in October 2002, increases the interest rate for the Company's total credit facilities, total variable rate debt and total debt to 5.461%, 5.430% and 7.025%, respectively.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
DEBT MATURITY SCHEDULE                                                  PAGE 13
(In thousands)

                           Scheduled         Scheduled             Total            Percent of
                          Amortization       Maturities        Debt Maturing       Debt Maturing
                          -------------     -------------     ----------------     --------------
                2001         $   3,332       $    84,518 (1)    $      87,850          7.30%
                2002             8,395           303,605 (2)          312,000         25.93%
                2003             7,825            76,460               84,285          7.01%
                2004             7,724            75,000               82,724          6.88%
                2005             7,086           144,047              151,133         12.56%
                2006             7,356             3,890               11,246          0.93%
                2007             6,442            36,499               42,941          3.57%
               2008+            56,035           374,980              431,015         35.82%
                          -------------     -------------     ----------------     --------------
                             $ 104,195       $ 1,098,999        $   1,203,194         100.00%
                          =============     =============     ================     ==============

                          Net Unamortized Premiums on Mortgages         7,097
                          Net Unamortized Discount on Notes            (1,881)
                                                              ----------------
                                             TOTAL DEBT - NET   $   1,208,410
                                                              ================

WEIGHTED AVERAGE MATURITY:

                                                       Fixed Rate Debt    Variable Rate Debt    Total Debt
                                                       ---------------    ------------------    ----------
   Including capital leases and credit facilities          7.9 Years           2.4 Years        6.5 Years
   Excluding capital leases and credit facilities          7.1 Years           9.7 Years        7.3 Years


(1) Scheduled maturities include $59.3 million representing the balance of the Revolving Credit Facility I drawn as of June 30, 2001 and maturing November 2, 2001.

(2) Scheduled maturities include $75.0 million representing the balance of the Term Loan Facility drawn as of June 30, 2001 and maturing May 8, 2002 and $117.5 million representing the balance of the Revolving Credit Facility II drawn as of June 30, 2001 and maturing November 17, 2002.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
2001 PROPERTY DISPOSITIONS                                              PAGE 14

                                             Property                          Sale          Sale          Book         Gain /
Property Name                                Type (1)  Location                Date         Amount        Value         (Loss)
---------------                              -------   -------              ------------  -----------   -----------   ----------
1Q 2001
Mr. B's                                         S       Cordele, GA           03/08/01    $   295,000   $   307,711   $  (12,711)
Acme Markets                                    T       Philadelphia, PA      03/23/01      1,650,000     1,662,666      (12,666)
                                                                                          -----------   -----------   ----------
                TOTAL                                                                     $ 1,945,000   $ 1,970,377   $  (25,377)
                                                                                          ===========   ===========   ==========

2Q 2001
Colonial Heights                                S       Colonial Heights, VA  04/06/01    $   265,000   $   251,870   $   13,130
Land, adjacent to Hampton Villiage Centre       L       Rochester Hills, MI   05/11/01      1,903,572     1,448,493      455,079
Kmart                                           T       Somerville, NJ        06/08/01      2,750,000     2,402,012      347,988
Eagle Food Center                               T       Coralville, IA        06/11/01      1,500,000     1,488,490       11,510
Marcy Shopping Center                           S       Marcy, NY             06/15/01        540,000       647,388     (107,388)
Safeway                                         T       Sherwood, AR          06/18/01      1,450,000     1,959,622     (509,622)
Land, adjacent to Southwood Plaza               L       Bowling Green, OH     06/25/01        225,000        57,596      167,404
Lakewood Village (4)                            -         -                       -           -             -           (370,000)
                                                                                          -----------   -----------   ----------
                TOTAL                                                                     $ 8,633,572   $ 8,255,471   $    8,101
                                                                                          ===========   ===========   ==========


                                               Cap-                            GLA /       Percent       Year
Property Name                                  Rate          NOI (2)           Acres       Leased (3)    Built
---------------                                ------       ----------       ---------    --------------------
1Q 2001
Mr. B's                                        5.3%         $   15,498        13,702        37%          1968
Acme Markets                                   9.2%            152,143        34,000       100%          1980
                                               ------       ----------       ---------
                TOTAL                          8.6%         $  167,641        47,702
                                               ======       ==========       =========

2Q 2001
Colonial Heights                                 -          $  (20,419)       80,363         0%          1972
Land, adjacent to Hampton Villiage Centre        -              -          9.2 acres          -             -
Kmart                                           9.2%           252,576        55,552       100%          1982
Eagle Food Center                              10.6%           159,704        28,875       100%          1981
Marcy Shopping Center                            -            (110,064)      123,380         2%          1971
Safeway                                         8.9%           129,458        44,617       100%          1981
Land, adjacent to Southwood Plaza                -              -           38 acres          -             -
Lakewood Village (4)                             -              -              -              -             -
                                               ------       ----------       ---------
                TOTAL                            -          $  411,255       332,787
                                               ======       ==========       =========




(1) L - Land, S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Additional expenses associated with the sale of the property on October 17, 2000.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
2001 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES                   PAGE 15


                                                                                                                           Adjusted
                                                                    Year      Year                                           GLA/
                                      Location                      Built   Acquired   Project Description                  Units
                                      -----------------------       -----   --------   ----------------------------       ---------
REDEVELOPMENT ACTIVITIES
Middletown Plaza                      Middletown, NJ                 1972     1975     Construction of a new 78,000        198,558
                                                                                       sq. ft. ShopRite, renovation
                                                                                       of an existing 36,000 sq. ft.
                                                                                       space and facade replacement

Kinston Pointe                        Kinston, NC                    1991     1995     Sale of 3.7 acre pad for            265,170
                                                                                       $775,385 to Wal-Mart Stores
                                                                                       for store expansion,
                                                                                       re-tenanting of 25,000 sq. ft.

Delta Center                          Lansing, MI                    1985     1995     Construction of a new 54,000        190,221
                                                                                       sq. ft. Farmer Jack

Fashion Corner                        Saginaw, MI                    1986     1995     Expansion of Best Buy by 9,000      188,877
                                                                                       sq. ft. and facade renovation

Northside Plaza                       Dalton, GA                     1990     1995     Expansion of BI-LO by 12,000         75,941
                                                                                       sq.ft.

Eastgate Shopping Center              Louisville, KY                 1987     1993     Expansion of Kroger by 17,548       154,513
                                                                                       sq. ft.

Lake Drive Plaza                      Vinton, VA                     1976     1998     Conversion of 12,000 sq. ft.        148,061
                                                                                       to retail space and facade
                                                                                       renovation

Elmira Plaza                          Elmira, NY                     1976     1989     Conversion of a single tenant        54,400
                                                                                       space into a shopping center
                                                                                       anchored by a 34,000 sq. ft.
                                                                                       Big Lots

Hampton Square                        Southampton, PA                1980     1998     Addition of a 37,268 sq. ft.         62,933
                                                                                       McCaffrey's in existing space

Central Avenue Marketplace            Toledo, OH                     1968     1990     Construction of a new 54,000        197,454
                                                                                       sq. ft. Farmer Jack

Clearwater Mall (2)                   Clearwater, FL                 1973     1997     Redevelopment of enclosed
                                                                                       regional mall                           -
OUTPARCEL DEVELOPMENT ACTIVITIES

Maple Village                         Ann Arbor, MI                  1965     1994     Construction of a 7,200 sq. ft.     288,046
                                                                                       multiple tenant space on
                                                                                       outparcel of which 5,000 sq. ft.
                                                                                       is leased to Blockbuster

Greeneville Commons                   Greeneville, TN                1990     1992     Construction of a 5,500 sq. ft.     228,118
                                                                                       multiple tenant space of which
                                                                                       4,200 sq. ft. is leased to
                                                                                       Hibbett Sports



COMPLETED 2001 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES
Fruitland Plaza                       Fruitland, MD                  1973     1986     Conversion of a single tenant       101,595
                                                                                       space into a shopping center
                                                                                       anchored by a 40,000 sq. ft.
                                                                                       Food Lion


                                                                  Construction
                                                   ------------------------------------------     Expected            Expected
                                      Percent       Expected        Expected         Percent        Total            Stabilized
                                      Leased (1)   Start Date    Completion Date     Complete   Project Cost       Return on Cost
                                      ----------   ----------    ---------------     --------   ------------       --------------
REDEVELOPMENT ACTIVITIES
Middletown Plaza                        94%          Jun-00          Feb-02            30%       $ 10,000,000           14.1%
Kinston Pointe                          89%          Nov-00          Oct-01            40%            -                   -
Delta Center                            76%          Dec-00          Dec-01            50%          4,450,000           16.0%
Fashion Corner                          63%          Apr-01          Sep-01            30%          1,600,000           12.0%
Northside Plaza                         87%          May-01          Dec-01            20%            364,000           24.5%
Eastgate Shopping Center                96%          May-01          Mar-02            20%            -                   -
Lake Drive Plaza                       100%          Jun-01          Sep-01            25%            514,000           14.0%
Elmira Plaza                            67%          Jun-01          Nov-01            10%          1,000,000           13.5%
Hampton Square                          92%          Jul-01          Apr-02            20%          1,200,000           27.3%
Central Avenue Marketplace              98%          Oct-01          Oct-02             0%          4,000,000           16.8%
Clearwater Mall (2)                     41%             -               -               0%            -                   -

OUTPARCEL DEVELOPMENT ACTIVITIES
Maple Village                           98%          Sep-00          Oct-01            20%        $   900,000           14.2%
Greeneville Commons                     98%          Sep-01          Mar-02             0%            548,000           14.0%
COMPLETED 2001 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES
Fruitland Plaza                         57%          Apr-99          Jun-01           100%        $ 3,100,000           13.3%


                                                                                                  -----------
                                      TOTAL 2001 REDEVELOPMENT/OUTPARCEL DEVELOPMENT ACTIVITIES   $27,676,000
                                                                                                  ===========



(1) Includes all leases in force at June 30, 2001, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Property to be contributed to a joint venture upon satisfaction of certain contingencies including obtaining all developmental approvals and a construction loan. Final redevelopment plan in formulation process.


The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
PROPERTY TYPE SUMMARY                                                    PAGE 16

                                                 # of                         Percent        Leased
                                               Properties        GLA          Leased           GLA
                                              ------------  -------------  -------------  -------------
RETAIL PORTFOLIO


STABILIZED PROPERTIES
Community and Neighborhood Shopping Centers        207       30,179,174           91%      27,492,244
Factory Outlet Centers                               6        1,845,609           85%       1,575,564
Single Tenant Properties                            49        1,271,884           92%       1,168,403
Enclosed Malls / Specialty Retail Properties         2          936,824           77%         717,642
Miscellaneous Properties                             6          144,173           98%         140,567
                                              ------------  -------------  -------------  -------------
                                                   270       34,377,664           90%      31,094,420
                                              ============  =============  =============  =============
REDEVELOPMENT PROPERTIES
Community and Neighborhood Shopping Centers         10        1,293,091           86%       1,117,778
Enclosed Malls / Specialty Retail Properties         1          837,417           41%         340,365
                                              ------------  -------------  -------------  -------------
                                                    11        2,130,508           68%       1,458,143
                                              ============  =============  =============  =============

                                              ------------  -------------  -------------  -------------
TOTAL RETAIL PORTFOLIO                             281       36,508,172           89%      32,552,563
                                              ============  =============  =============  =============





                                                 # of           # of         Percent         Leased
                                              Communities       Units         Leased          Units
                                              ------------  -------------  -------------  -------------
GARDEN APARTMENT COMMUNITIES                       53           12,550          92%           11,601

                                              ------------
TOTAL PORTFOLIO                                   334
                                              ============

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (1)

                                                                                            ABR
                                                                             ----------------------------
                                                             Percent of
                                               Leased      Shopping Centers
                                                 GLA         Leased GLA         Amount        Per Foot
                                              ------------  -------------    -------------  -------------
Anchor Tenants                                 16,114,171      56.3%         $  89,170,230      $ 5.53
Non-anchor Tenants                             12,495,851      43.7%           124,999,215       10.00
                                              ------------  -------------    -------------  -------------
                                               28,610,022     100.0%         $ 214,169,445      $ 7.49
                                              ============  =============    =============  =============

                                                              ABR                    Quarterly NOI
                                                 ---------------------------  -------------------------
                                                                 Percent of                  Percent of
                                                                  Company                      Company
                                                      Amount        ABR           Amount         NOI
                                                 --------------  -----------  --------------  ---------
RETAIL PORTFOLIO

STABILIZED PROPERTIES
Community and Neighborhood Shopping Centers       $ 206,388,432    61.6%       $ 48,160,986    70.0%
Factory Outlet Centers                               26,303,569     7.9%          6,256,179     9.1%
Single Tenant Properties                              7,351,501     2.2%          2,226,020     3.2%
Enclosed Malls / Specialty Retail Properties          4,134,285     1.2%            781,858     1.1%
Miscellaneous Properties                              1,586,029     0.5%            338,466     0.5%
                                                 --------------  -----------  --------------  ---------
                                                  $ 245,763,817    73.4%       $ 57,763,509    84.0%
                                                 ==============  ===========  ==============  =========
REDEVELOPMENT PROPERTIES
Community and Neighborhood Shopping Centers       $   7,781,013     2.3%          1,545,579     2.2%
Enclosed Malls / Specialty Retail Properties          1,136,305     0.3%                  -     0.0%
                                                 --------------  -----------  --------------  ---------
                                                  $   8,917,318     2.7%       $  1,545,579     2.2%
                                                 ==============  ===========  ==============  =========

                                                 --------------  -----------  --------------  ---------
TOTAL RETAIL PORTFOLIO                            $ 254,681,135    76.0%       $ 59,309,088    86.2%
                                                 ==============  ===========  ==============  =========

                                                           ABR                    Quarterly NOI
                                                 ---------------------------  -------------------------
                                                                Percent of                   Percent of
                                                                 Company                     Company
                                                   Amount          ABR          Amount         NOI
                                                 --------------  -----------  --------------  ---------
GARDEN APARTMENT COMMUNITIES                      $  80,360,843      24.0%      $  9,463,876     13.8%

                                                 --------------  -----------  --------------  ---------
TOTAL PORTFOLIO                                   $ 335,041,978     100.0%      $ 68,772,964    100.0%
                                                 ==============  ===========  ==============  =========

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (1)

                                                      ABR
                                                 ---------------
                                                   Percent of
                                                 Shopping Centers
                                                       ABR
                                                 --------------

Anchor Tenants                                        41.6%
Non-anchor Tenants                                    58.4%
                                                 --------------
                                                     100.0%
                                                 ==============


(1) Anchor tenants are defined on a property by property basis.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
PROPERTIES BY STATE / REGION                                            PAGE 17

                       --------------------------------------------------       -------------------------------------------------
                                         RETAIL PORTFOLIO                                    GARDEN APARTMENT COMMUNITIES
                       --------------------------------------------------       -------------------------------------------------

                                                               Percent of                                   Total     Percent of
                       Number of    Percent                    Scheduled        Number of     Percent      Number of  Scheduled
       State           Properties    Leased          GLA          ABR           Properties    Leased        Units        ABR
       -------------   ----------  -----------  -------------  ----------       -----------  ----------   ----------  -----------
       Alabama             7          100%        760,014        1.8%               9           90%         2,269       16.9%
       Arizona            12          87%        1,109,337       3.5%
       Arkansas            1          100%         60,842        0.1%
       California         16          91%        2,480,664      10.1%
       Colorado            2          96%         352,156        1.7%
       Delaware            2          70%         243,686        0.3%               2           92%          303         2.4%
       Florida            17          81%        3,527,384       8.6%               2           94%          539         5.3%
       Georgia            33          91%        3,078,627       7.1%               2           90%          420         3.3%
       Illinois           10          91%        1,228,551       4.1%
       Indiana            13          83%         886,530        1.6%               3           94%          893         6.6%
       Iowa                4          84%         577,344        1.1%
       Kentucky            9          87%        1,456,230       3.3%               4           94%          783         6.7%
       Louisiana           2          91%         261,518        0.5%               3           94%         1,236        9.4%
       Maryland            3          79%         380,532        1.0%
       Michigan           13          91%        2,114,282       6.2%
       Minnesota           3          96%          84,986        0.5%
       Missouri            3          86%         722,547        3.9%               1           97%          309         2.7%
       Nebraska            2          100%         9,671         0.1%
       Nevada              3          97%         587,388        2.0%
       New Jersey          9          98%        1,134,922       4.8%
       New York           24          92%        3,318,581       8.1%               2           94%          308         2.2%
       North Carolina     14          95%        1,670,080       4.0%               2           94%          463         4.6%
       Ohio               21          82%        3,071,810       6.7%               7           92%         1,601       13.5%
       Oklahoma            1          100%         45,510        0.1%
       Pennsylvania       14          86%        2,039,327       5.4%               1           96%          130         1.1%
       South Carolina      5          96%         375,698        1.1%               4           93%          816         6.3%
       Tennessee          16          95%        1,872,533       4.8%               11          92%         2,480       18.8%
       Texas               7          99%         500,986        1.6%
       Utah                1          89%         600,602        1.4%
       Virginia           11          93%        1,600,895       3.8%
       West Virginia       3          82%         354,939        0.7%

                       ----------  -----------  -------------  ----------       -----------  ----------   ----------  -----------
                          281         89%        36,508,172      100%               53          92%        12,550        100%
                       ==========  ===========  =============  ==========       ===========  ==========   ==========  ===========

       REGION
       -------------
       East               94          91%        12,574,890      32.6%              15          94%         2,803       23.2%
       Midwest            69          86%        8,695,721       24.1%              11          93%         2,803       22.8%
       South              84          89%        10,107,414      24.6%              27          92%         6,944       54.0%
       West               34          91%        5,130,147       18.7%              -            -            -           -

                       ----------  -----------  -------------  ----------       -----------  ----------   ----------  -----------
                          281         89%        36,508,172      100%               53          92%        12,550        100%
                       ==========  ===========  =============  ==========       ===========  ==========   ==========  ===========

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
                                                                        PAGE 18
SAME PROPERTY NOI ANALYSIS
(In thousands, except property statistics)

                                                  Three Months Ended                          Three Months Ended (2)
                                              ----------------------------     Percent     ---------------------------   Percent
                                                06/30/01       06/30/00        Change       03/31/01       03/31/00       Change
                                              -------------   ------------   ----------    ------------   ------------  ----------
ANALYSIS SPECIFIC PROPERTY STATISTICS:
Number of properties included in analysis
    Retail portfolio                                   266            266                          272            272
    Garden apartment communities                        41             41                           40             40
                                              -------------   ------------                 ------------   ------------
                                                       307            307                          312            312
Retail portfolio
    Gross leasable area                         33,292,530     33,095,037                   34,055,602     34,042,000
    Percent leased                                   91.1%          93.0%       -1.9%            90.6%          92.3%      -1.7%

Garden apartment communities
    Number of units                                  9,200          9,200                        8,878          8,878
    Percent leased                                   93.0%          92.0%       1.0%             94.0%          92.0%      2.0%

Termination Fees: (1)                                $ 248           $ 68                         $ 89          $ 394

New Plan Excel Realty Trust:
Property revenues                                 $ 92,819       $ 91,843       1.1%          $ 93,000       $ 91,501      1.6%
Property operating expenses                         28,810         28,515       1.0%            26,984         27,011      -0.1%
                                              -------------   ------------   ----------    ------------   ------------  ----------
    SAME PROPERTY NOI (GAAP BASIS)                $ 64,009       $ 63,328       1.1%          $ 66,016       $ 64,490      2.4%
                                              =============   ============   ==========    ============   ============  ==========
Operating margin (GAAP basis)                        69.0%          69.0%       0.0%             71.0%          70.5%      0.5%

Straight-line rent adjustment                          706            750       -5.9%             (102)           664     -115.4%
                                              -------------   ------------   ----------    ------------   ------------  ----------
    SAME PROPERTY NOI                             $ 63,303       $ 62,578       1.2%          $ 66,118       $ 63,826      3.6%
                                              =============   ============   ==========    ============   ============  ==========
Operating margin                                     68.2%          68.1%       0.1%             71.1%          69.8%      1.3%

Retail Portfolio:
Property revenues                                 $ 78,459       $ 77,657       1.0%          $ 79,335       $ 78,047      1.7%
Property operating expenses                         21,645         21,326       1.5%            20,021         19,937      0.4%
                                              -------------   ------------   ----------    ------------   ------------  ----------
    SAME PROPERTY NOI (GAAP BASIS)                $ 56,814       $ 56,331       0.9%          $ 59,314       $ 58,110      2.1%
                                              =============   ============   ==========    ============   ============  ==========
Operating margin (GAAP basis)                        72.4%          72.5%       -0.1%            74.8%          74.5%      0.3%

Straight-line rent adjustment                          706            750       -5.9%             (102)           664     -115.4%
                                              -------------   ------------   ----------    ------------   ------------  ----------
    SAME PROPERTY NOI                             $ 56,108       $ 55,581       0.9%          $ 59,416       $ 57,446      3.4%
                                              =============   ============   ==========    ============   ============  ==========
Operating margin                                     71.5%          71.6%       -0.1%            74.9%          73.6%      1.3%

Garden Apartment Communities:
Property revenues                                 $ 14,360       $ 14,186       1.2%          $ 13,665       $ 13,454      1.6%
Property operating expenses                          7,165          7,189       -0.3%            6,963          7,074      -1.6%
                                              -------------   ------------   ----------    ------------   ------------  ----------
    SAME PROPERTY NOI (GAAP BASIS)                 $ 7,195        $ 6,997       2.8%           $ 6,702        $ 6,380      5.0%
                                              =============   ============   ==========    ============   ============  ==========
Operating margin (GAAP basis)                        50.1%          49.3%       0.8%             49.0%          47.4%      1.6%
Straight-line rent adjustment                            -              -       0.0%                 -              -      0.0%
                                              -------------   ------------   ----------    ------------   ------------  ----------
    SAME PROPERTY NOI                              $ 7,195        $ 6,997       2.8%           $ 6,702        $ 6,380      5.0%
                                              =============   ============   ==========    ============   ============  ==========
Operating margin                                     50.1%          49.3%       0.8%              49.0%          47.4%     1.6%



(1) Excluded from Retail Portfolio Property revenues.

(2) Restated to include Valley Fair Mall.

NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. Same store excludes properties that have or are undergoing redevelopment and includes only properties owned for the full quarters.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
TOP TEN TENANTS                                                         PAGE 19

                                                                                               ABR as a
                                          Number of                                        Percentage of Total
                Tenant                      Leases            GLA              ABR           Portfolio ABR
                ---------------------    -------------    -------------    -------------    ----------------
              1 Kmart Corporation             42           3,825,021        $ 17,318,726         5.2%
              2 Wal-Mart Stores               26           2,812,504          12,290,302         3.7%
              3 The Kroger Co. (1)            26           1,290,609           8,655,799         2.6%
              4 Winn-Dixie Stores             17            781,836            4,977,053         1.5%
              5 Ahold USA (2)                 13            619,237            4,628,912         1.4%
              6 The TJX Companies (3)         17            525,614            3,504,311         1.0%
              7 Albertson's (4)               22            743,499            3,338,262         1.0%
              8 Delhaize (5)                  17            507,747            3,322,991         1.0%
              9 Publix Super Markets          8             423,388            2,500,903         0.7%
             10 J.C. Penney Company (6)       23            539,769            2,247,244         0.7%

                                         -------------    -------------    -------------    ----------------
                                             211           12,069,224       $ 62,784,505         18.7%
                                         =============    =============    =============    ================

(1) Includes City Market, Dillon, Food 4 Less, Fred Meyer, Fry's, King Soopers, Kroger, Quality Food Centers, Ralphs and Smith's.

(2) Includes BI-LO, Giant, Stop & Shop and Tops Market.

(3) Includes T.J. Maxx and Marshalls.

(4) Includes Albertson's, Acme Markets, Jewel, Osco Drug and Sav-on.

(5) Includes Food Lion, Hannaford Bros and Kash n' Karry.

(6) Includes JCPenney and Eckerd Drugstores.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
NEW LEASE SUMMARY                                                       PAGE 20

NEW LEASE SUMMARY

                                                                      Tenant
                                                    Total New      Improvements        Leasing
                           Number        GLA           ABR           Committed       Commissions
                          ---------   ----------   -------------   --------------   --------------
               1Q 2001       67        257,236      $ 2,685,530      $ 531,431      $       77,500
                   psf                                    10.44           2.07                0.30
               2Q 2001       82        239,657      $ 2,613,908      $ 688,238      $      136,584
                   psf                                    10.91           2.87                0.57

RENEWAL LEASE SUMMARY

                                                   Total Former      Total New         Increase/(Decrease)
                           Number        GLA           ABR              ABR         Total Dollar      Percent
                          ---------   ----------   -------------   --------------   --------------    ---------
               1Q 2001      136        755,421      $ 5,747,616     $ 6,473,631     $  726,015           12.6%
                   psf                                     7.61            8.57           0.96
               2Q 2001       97        308,929      $ 2,541,635     $ 2,857,706     $  316,071           12.4%
                   psf                                     8.23            9.25           1.02

Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Data includes all leases in force at June 30, 2001 and March 31, 2001, including those that are fully executed, but not yet open.

Excludes garden apartment communities.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE                                               PAGE 21


                          Number of          Leased         Percent of          ABR           Percent of
                         Leases Expiring      GLA              GLA            Per Foot        Total ABR
                         -------------    -------------    -------------    -------------    -------------
                2001         641           2,063,221          6.34%            $ 9.08           7.36%
                2002         749           3,119,921          9.58%              8.99           11.02%
                2003         663           3,322,278          10.21%             8.37           10.92%
                2004         528           2,511,571          7.72%              9.46            9.32%
                2005         387           3,215,258          9.88%              7.44            9.39%
                2006         333           2,596,442          7.98%              8.09            8.25%
                2007         110           1,145,638          3.52%              9.51            4.28%
                2008          91           1,144,539          3.52%              8.00            3.60%
                2009          82           1,817,114          5.58%              6.26            4.47%
                2010          95           2,110,624          6.48%              6.74            5.58%
               2011+         283           9,505,957          29.20%             6.92           25.81%


                         -------------    -------------    -------------    -------------    -------------
                            3,962          32,552,563         100.0%           $ 7.82           100.0%
                         =============    =============    =============    =============    =============

Does not assume exercise of renewal options or base rent escalations over lease term.

Excludes garden apartment communities.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
===============================================================================
PROPERTY PORTFOLIO                                                      PAGE 22

                                                                                                Year                Date
      Property Name                               City                              State      Built              Acquired
      ------------------------------------------- ------------------------------- ---------- -----------    ----------------------

RETAIL PORTFOLIO

STABILIZED PROPERTIES

      COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS
    1 Cloverdale Village                          Florence                           AL         1986              10/27/94
    2 Riverview Plaza                             Gadsden                            AL         1990              10/12/95
    3 Grants Mill Station                         Irondale                           AL         1991              07/01/98
    4 Payton Park                                 Sylacauga                          AL         1995              07/01/98
    5 Glendale Galleria                           Glendale                           AZ         1991              08/01/97
    6 Kmart Plaza                                 Mesa                               AZ         1970              12/28/90
    7 Southern Village Mesa                       Mesa                               AZ         1987              08/01/97
    8 Sun Valley Plaza                            Mesa                               AZ         1981              05/31/94
    9 Metro Marketplace                           Phoenix                            AZ         1988              06/21/91
   10 Northmall Centre                            Tucson                             AZ         1996              12/31/96
   11 Bakersfield Plaza                           Bakersfield                        CA         1970              06/20/97
   12 Sony/Kinko                                  Burbank                            CA         1988              05/01/89
   13 Carmen Plaza                                Camarillo                          CA         1971              06/20/97
   14 Coachella Plaza                             Coachella                          CA         1991              06/20/97
   15 Cudahy Plaza                                Cudahy                             CA         1968              06/20/97
   16 Arbor Faire                                 Fresno                             CA         1993              04/09/97
   17 Broadway Faire                              Fresno                             CA         1995              04/09/97
   18 Briggsmore Plaza                            Modesto                            CA         1974              06/20/97
   19 Montebello Plaza                            Montebello                         CA         1974              06/20/97
   20 Paradise Plaza                              Paradise                           CA         1979              06/20/97
   21 Metro 580                                   Pleasanton                         CA         1996              09/15/97
   22 Rose Pavilion                               Pleasanton                         CA         1987              02/27/98
   23 San Dimas Plaza                             San Dimas                          CA         1986              10/07/97
   24 Bristol Plaza                               Santa Ana                          CA         1972              06/20/97
   25 Vail Ranch Center                           Temecula                           CA         1997              12/31/97
   26 Westminster City Center                     Westminster                        CO         1996              12/16/97
   27 Rodney Village                              Dover                              DE         1959              01/01/69
   28 Brooksville Square                          Brooksville                        FL         1987         03/28/94, 06/17/97
   29 Northgate S.C.                              DeLand                             FL         1993              06/30/93
   30 Regency Park                                Jacksonville                       FL         1985              06/16/97
   31 Eastgate S.C.                               Lake Wales                         FL         1994              05/20/94
   32 Leesburg Square                             Leesburg                           FL         1986              12/23/92
   33 Miami Gardens                               Miami                              FL         1996              10/06/97
   34 Freedom Square                              Naples                             FL         1995              10/06/97
   35 Southgate                                   New Port Richey                    FL         1966              08/27/97
   36 Presidential Plaza                          North Lauderdale                   FL         1977              04/18/97
   37 Colonial Marketplace                        Orlando                            FL         1986              04/01/98
   38 23rd Street Station                         Panama City                        FL         1986              07/01/98
   39 Riverwood                                   Port Orange                        FL         1990              09/05/97
   40 Seminole Plaza                              Seminole                           FL         1964              06/11/98
   41 Rutland Plaza                               St. Petersburg                     FL         1964              11/01/96
   42 Albany Plaza                                Albany                             GA         1968              05/12/94
   43 Southgate Plaza                             Albany                             GA         1969              07/11/90
   44 Eastgate Plaza                              Americus                           GA         1980              07/11/90
   45 Perlis Plaza                                Americus                           GA         1972              07/11/90
   46 Rogers Plaza                                Ashburn                            GA         1974              07/11/90
   47 Sweetwater Village                          Austell                            GA         1985              10/27/94




                                                                           Percent
      Property Name                                   GLA                 Leased (1)             ABR
      ------------------------------------------ ---------------        --------------- ----------------------

RETAIL PORTFOLIO

STABILIZED PROPERTIES

      COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS
    1 Cloverdale Village                             59,407                  100%              $      377,578
    2 Riverview Plaza                               147,621                  100%                     915,495
    3 Grants Mill Station                           226,837                  99%                    1,350,089
    4 Payton Park                                   231,820                  100%                   1,416,534
    5 Glendale Galleria                             119,465                  97%                    1,223,947
    6 Kmart Plaza                                   182,933                  90%                      611,265
    7 Southern Village Mesa                          84,054                  86%                      594,185
    8 Sun Valley Plaza                              107,405                  41%                      428,420
    9 Metro Marketplace                             252,575                  85%                    2,318,688
   10 Northmall Centre                              168,719                  97%                    1,542,483
   11 Bakersfield Plaza                             213,166                  80%                    1,618,327
   12 Sony/Kinko                                     14,176                  100%                     404,363
   13 Carmen Plaza                                  129,255                  94%                    1,137,078
   14 Coachella Plaza                                11,184                  100%                     180,881
   15 Cudahy Plaza                                  138,430                  100%                     666,466
   16 Arbor Faire                                   199,986                  91%                    1,811,242
   17 Broadway Faire                                 60,383                  98%                    1,031,712
   18 Briggsmore Plaza                               98,945                  93%                      659,110
   19 Montebello Plaza                              288,090                  90%                    2,381,802
   20 Paradise Plaza                                198,562                  96%                      688,395
   21 Metro 580                                     174,584                  100%                   2,540,137
   22 Rose Pavilion                                 292,848                  85%                    4,005,984
   23 San Dimas Plaza                               119,161                  93%                    1,597,917
   24 Bristol Plaza                                 112,379                  98%                    1,093,073
   25 Vail Ranch Center                              99,205                  100%                   1,033,690
   26 Westminster City Center                       339,600                  100%                   4,420,812
   27 Rodney Village                                213,686                  66%                      779,516
   28 Brooksville Square                            191,207                  89%                    1,153,315
   29 Northgate S.C.                                186,396                  100%                   1,245,834
   30 Regency Park                                  329,398                  92%                    2,504,847
   31 Eastgate S.C.                                 102,161                  100%                     597,367
   32 Leesburg Square                                91,682                  96%                      711,201
   33 Miami Gardens                                 245,119                  100%                   2,283,802
   34 Freedom Square                                211,839                  97%                    1,641,932
   35 Southgate                                     262,912                  69%                      677,942
   36 Presidential Plaza                             88,304                  91%                      647,546
   37 Colonial Marketplace                          128,823                  100%                   1,009,984
   38 23rd Street Station                            98,827                  99%                      974,299
   39 Riverwood                                      93,506                  97%                      450,596
   40 Seminole Plaza                                144,011                  92%                      677,292
   41 Rutland Plaza                                 149,811                  95%                      987,679
   42 Albany Plaza                                  114,169                  98%                      655,405
   43 Southgate Plaza                                59,816                  100%                     346,953
   44 Eastgate Plaza                                 44,365                  81%                      117,134
   45 Perlis Plaza                                  165,799                  93%                      843,397
   46 Rogers Plaza                                   49,672                  81%                      202,556
   47 Sweetwater Village                             66,197                  96%                      459,785



      Property Name                                    Anchor Tenant                                  Anchor Tenant Not Owned
      -------------------------------------------      -------------------------------------          --------------------------

RETAIL PORTFOLIO

STABILIZED PROPERTIES

      COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS
    1 Cloverdale Village                               Winn-Dixie Stores
    2 Riverview Plaza                                  Wal-Mart
    3 Grants Mill Station                              Wal-Mart
    4 Payton Park                                      Wal-Mart
    5 Glendale Galleria                                Food 4 Less, Osco Drugs
    6 Kmart Plaza                                      Kmart
    7 Southern Village Mesa                            Food City
    8 Sun Valley Plaza                                 -
    9 Metro Marketplace                                Office Max, Toys R' Us
   10 Northmall Centre                                 Comp USA, JC Penney, Stein Mart
   11 Bakersfield Plaza                                -                                              Mervyn's
   12 Sony/Kinko                                       Kinko's, Sony Electronics
   13 Carmen Plaza                                     -                                              Miller's Outpost
   14 Coachella Plaza                                  -                                              Vons
   15 Cudahy Plaza                                     Kmart
   16 Arbor Faire                                      Home Depot, PetsMart, Smart & Final            Mervyn's
   17 Broadway Faire                                   United Artists
   18 Briggsmore Plaza                                 Grocery Outlet
   19 Montebello Plaza                                 Albertson's, Circuit City
   20 Paradise Plaza                                   Albertson's, Kmart
   21 Metro 580                                        Borders, Linens N Things
   22 Rose Pavilion                                    Levitz Furniture, Macy's Home Store
   23 San Dimas Plaza                                  T.J. Maxx                                      Payless Drugs, Ralph's
   24 Bristol Plaza                                    -
   25 Vail Ranch Center                                Stater Bros.
   26 Westminster City Center                          Babies R Us, Circuit City, Homeplace
   27 Rodney Village                                   Farm Fresh
   28 Brooksville Square                               Kmart, Publix
   29 Northgate S.C.                                   Kmart, Publix
   30 Regency Park                                     Babies R Us, Marshalls, Rhodes Furniture
   31 Eastgate S.C.                                    Kmart                                          Winn-Dixie Stores
   32 Leesburg Square                                  Publix
   33 Miami Gardens                                    Kmart, Winn-Dixie Stores
   34 Freedom Square                                   Kmart, Publix
   35 Southgate                                        Publix
   36 Presidential Plaza                               Winn-Dixie Stores
   37 Colonial Marketplace                             Office Max, Service Merchandise                Target
   38 23rd Street Station                              Publix
   39 Riverwood                                        Winn-Dixie Stores
   40 Seminole Plaza                                   Burlington Coat
   41 Rutland Plaza                                    Winn-Dixie Stores
   42 Albany Plaza                                     Food Lion
   43 Southgate Plaza                                  -
   44 Eastgate Plaza                                   Beall's Outlet
   45 Perlis Plaza                                     Belk's, Bruno's
   46 Rogers Plaza                                     Piggly Wiggly
   47 Sweetwater Village                               Winn-Dixie Stores

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
===============================================================================
PROPERTY PORTFOLIO                                                      PAGE 23

                                                                                                Year                Date
      Property Name                               City                              State      Built              Acquired
      ------------------------------------------- ------------------------------- ---------- -----------    ---------------------
   48 Cedar Plaza                                 Cedartown                          GA         1994              10/27/94
   49 Cedartown                                   Cedartown                          GA         1989              01/10/95
   50 Cordele Square                              Cordele                            GA         1968              07/11/90
   51 Southgate Plaza                             Cordele                            GA         1969              07/11/90
   52 Habersham Crossing                          Cornelia                           GA         1990              03/01/96
   53 Habersham Village                           Cornelia                           GA         1985              05/06/92
   54 Covington Gallery                           Covington                          GA         1991              12/30/93
   55 Market Central                              Dalton                             GA         1994              03/31/97
   56 Midway Village                              Douglasville                       GA         1989              05/01/97
   57 Westgate                                    Dublin                             GA         1974              07/11/90
   58 Marshalls at Eastlake                       Marietta                           GA         1982              10/26/98
   59 New Chastain Corners                        Marietta                           GA         1990              07/17/97
   60 Pavilions at Eastlake                       Marietta                           GA         1986              03/01/99
   61 Village at Southlake                        Morrow                             GA         1983              04/13/98
   62 Perry Marketplace                           Perry                              GA         1992              12/30/92
   63 Creekwood Shopping Center                   Rex                                GA         1990              05/01/97
   64 Shops of Riverdale                          Riverdale                          GA         1995              02/15/96
   65 Eisenhower Square                           Savannah                           GA         1985              07/16/97
   66 Victory Square                              Savannah                           GA         1986              07/02/92
   67 Wisteria Village Shopping Center            Snellville                         GA         1985              10/11/95
   68 University Commons                          Statesboro                         GA         1994              07/24/96
   69 Tift-Town                                   Tifton                             GA         1965              07/11/90
   70 Westgate                                    Tifton                             GA         1980              07/11/90
   71 Haymarket Mall                              Des Moines                         IA         1979              05/12/95
   72 Haymarket Square                            Des Moines                         IA         1979              05/12/95
   73 Southfield Plaza                            Bridgeview                         IL         1958              12/03/96
   74 King City Square                            Mount Vernon                       IL         1994              07/01/98
   75 Westridge Court                             Naperville                         IL         1990              07/18/97
   76 Tinley Park Plaza                           Tinley Park                        IL         1973              09/20/95
   77 Columbus Center                             Columbus                           IN         1964              12/01/88
   78 Jasper Manor                                Jasper                             IN         1990              02/18/92
   79 Valley View Plaza                           Marion                             IN         1989              03/28/94
   80 Town Fair                                   Princeton                          IN         1991              02/09/93
   81 Wabash Crossing                             Wabash                             IN         1988              12/16/93
   82 Woodland Plaza                              Warsaw                             IN         1989              03/28/94
   83 Green River Plaza                           Campbellsville                     KY         1989              03/08/96
   84 Kmart Plaza                                 Elizabethtown                      KY         1992              02/04/93
   85 Highland Commons                            Glasgow                            KY         1992              03/31/93
   86 J*Town Center                               Jeffersontown                      KY         1959              10/21/88
   87 Mist Lake Plaza                             Lexington                          KY         1993              07/01/98
   88 London Marketplace                          London                             KY         1994              03/17/94
   89 Picadilly Square                            Louisville                         KY         1973              04/25/89
   90 Lexington Road Plaza                        Versailles                         KY         1994              04/28/94
   91 Lagniappe Village                           New Iberia                         LA         1990              07/01/98
   92 Fruitland Plaza                             Fruitland                          MD         1973              05/14/86
   93 Liberty Plaza                               Randallstown                       MD         1962              05/12/95
   94 Rising Sun Towne Centre                     Rising Sun                         MD         1998              06/04/99
   95 Maple Village                               Ann Arbor                          MI         1965              10/14/94
   96 Farmington Crossroads                       Farmington                         MI         1986              12/11/95
   97 Hampton Village Centre                      Rochester Hills                    MI         1990              12/12/95
   98 Hall Road Crossing                          Shelby Township                    MI         1985              12/12/95
   99 Southfield Shopping Center                  Southfield                         MI         1970              02/12/98
  100 Delco Plaza                                 Sterling Heights                   MI         1973              11/14/96



                                                                             Percent
      Property Name                                     GLA                 Leased (1)             ABR
      -------------------------------------------  ---------------        --------------- ----------------------
   48 Cedar Plaza                                      83,300                  100%                     560,322
   49 Cedartown                                       107,220                  100%                     550,761
   50 Cordele Square                                  126,927                  96%                      570,718
   51 Southgate Plaza                                  39,292                  42%                       51,013
   52 Habersham Crossing                              161,278                  100%                     810,210
   53 Habersham Village                               147,182                  99%                      734,401
   54 Covington Gallery                               174,857                  94%                    1,018,777
   55 Market Central                                   34,000                  79%                      338,407
   56 Midway Village                                   73,328                  81%                      430,132
   57 Westgate                                        190,629                  71%                      689,079
   58 Marshalls at Eastlake                            55,199                  80%                      375,708
   59 New Chastain Corners                            108,380                  95%                    1,016,083
   60 Pavilions at Eastlake                           159,088                  92%                    1,534,957
   61 Village at Southlake                             53,384                  83%                      410,393
   62 Perry Marketplace                               179,973                  99%                    1,203,644
   63 Creekwood Shopping Center                        69,778                  100%                     588,048
   64 Shops of Riverdale                               34,255                  74%                      297,415
   65 Eisenhower Square                               125,120                  93%                      791,840
   66 Victory Square                                  168,514                  87%                      825,618
   67 Wisteria Village Shopping Center                164,646                  97%                    1,059,660
   68 University Commons                               59,814                  99%                      538,851
   69 Tift-Town                                        61,218                  70%                      172,616
   70 Westgate                                         16,307                  100%                     136,308
   71 Haymarket Mall                                  235,486                  91%                    1,039,082
   72 Haymarket Square                                266,525                  73%                    1,278,978
   73 Southfield Plaza                                199,947                  91%                    1,732,853
   74 King City Square                                 94,428                  96%                      767,980
   75 Westridge Court                                 446,183                  88%                    5,008,214
   76 Tinley Park Plaza                               283,470                  97%                    1,818,800
   77 Columbus Center                                 270,227                  80%                    1,101,905
   78 Jasper Manor                                    194,120                  80%                      784,843
   79 Valley View Plaza                                29,974                  95%                      277,419
   80 Town Fair                                       113,940                  100%                     585,449
   81 Wabash Crossing                                 166,993                  100%                     969,078
   82 Woodland Plaza                                   31,008                  92%                      256,277
   83 Green River Plaza                               190,316                  99%                      986,778
   84 Kmart Plaza                                     130,466                  96%                      735,933
   85 Highland Commons                                130,466                  100%                     752,749
   86 J*Town Center                                   186,855                  26%                      383,874
   87 Mist Lake Plaza                                 217,292                  96%                    1,514,817
   88 London Marketplace                              169,032                  100%                   1,062,099
   89 Picadilly Square                                 96,370                  75%                      316,222
   90 Lexington Road Plaza                            182,578                  100%                   1,247,148
   91 Lagniappe Village                               220,225                  89%                    1,063,051
   92 Fruitland Plaza                                 101,596                  57%                      475,250
   93 Liberty Plaza                                   215,575                  85%                    1,474,317
   94 Rising Sun Towne Centre                          63,361                  94%                      574,480
   95 Maple Village                                   280,846                  98%                    1,337,977
   96 Farmington Crossroads                            84,310                  91%                      595,868
   97 Hampton Village Centre                          460,219                  96%                    4,462,757
   98 Hall Road Crossing                              175,182                  93%                    1,658,425
   99 Southfield Shopping Center                      106,948                  85%                      984,406
  100 Delco Plaza                                     154,853                  100%                     782,874




      Property Name                                Anchor Tenant                                  Anchor Tenant Not Owned
      -------------------------------------------  -------------------------------------          --------------------------
   48 Cedar Plaza                                  The Kroger Co.
   49 Cedartown                                    Wal-Mart
   50 Cordele Square                               Belk's, Harvey Foods
   51 Southgate Plaza                              Fred's Dollar Store
   52 Habersham Crossing                           Wal-Mart
   53 Habersham Village                            Kmart, Winn-Dixie Stores
   54 Covington Gallery                            Ingles, Kmart
   55 Market Central                               -                                              Wal-Mart
   56 Midway Village                               Winn-Dixie Stores
   57 Westgate                                     Bruno's, Big Lots
   58 Marshalls at Eastlake                        Marshalls
   59 New Chastain Corners                         The Kroger Co.
   60 Pavilions at Eastlake                        The Kroger Co.
   61 Village at Southlake                         Marshalls
   62 Perry Marketplace                            Kmart, The Kroger Co.
   63 Creekwood Shopping Center                    Winn-Dixie Stores
   64 Shops of Riverdale                           -                                              Wal-Mart
   65 Eisenhower Square                            Food Lion
   66 Victory Square                               Food Lion, Scotty's
   67 Wisteria Village Shopping Center             Kmart
   68 University Commons                           -
   69 Tift-Town                                    Beall's Outlet
   70 Westgate                                     -
   71 Haymarket Mall                               Burlington Coat Factory, Hobby Lobby
   72 Haymarket Square                             Dahl's Foods
   73 Southfield Plaza                             Dominicks Foods, Hobby Lobby, Walgreens
   74 King City Square                             Kroger
   75 Westridge Court                              Cub Foods, Linen N Things, Old Navy, Spiegel
   76 Tinley Park Plaza                            Walts Finer Foods
   77 Columbus Center                              Office Max
   78 Jasper Manor                                 Kmart
   79 Valley View Plaza                            -                                              Wal-Mart
   80 Town Fair                                    Kmart
   81 Wabash Crossing                              Kmart, Supervalu
   82 Woodland Plaza                               -                                              Wal-Mart
   83 Green River Plaza                            Goody's Family Clothing, Kroger
   84 Kmart Plaza                                  Kmart
   85 Highland Commons                             Food Lion, Kmart
   86 J*Town Center                                -
   87 Mist Lake Plaza                              Wal-Mart
   88 London Marketplace                           Kmart, The Kroger Co.
   89 Picadilly Square                             -
   90 Lexington Road Plaza                         Kmart, The Kroger Co.
   91 Lagniappe Village                            -
   92 Fruitland Plaza                              Food Lion
   93 Liberty Plaza                                -
   94 Rising Sun Towne Centre                      Martin's
   95 Maple Village                                Kmart
   96 Farmington Crossroads                        Farmer Jack
   97 Hampton Village Centre                       Farmer Jack, Kohl's                            Target
   98 Hall Road Crossing                           Old Navy, T.J. Maxx
   99 Southfield Shopping Center                   Farmer Jack                                    Burlington Coats, F&M, Marshalls
  100 Delco Plaza                                  Babies R Us, Bed, Bath & Beyond

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
==============================================================================
PROPERTY PORTFOLIO                                                      PAGE 24

                                                                                                Year                Date
      Property Name                               City                              State      Built              Acquired
      ------------------------------------------- ------------------------------- ---------- -----------    ----------------------
  101 Westland Crossing                           Westland                           MI         1986              11/16/99
  102 Roundtree Place                             Ypsilanti                          MI         1992              07/01/98
  103 Washtenaw Fountain Plaza                    Ypsilanti                          MI         1989              10/05/92
  104 Stanly County Plaza                         Albermarle                         NC         1988              03/28/94
  105 Village Marketplace                         Asheboro                           NC         1988              04/13/95
  106 Foothills Market                            Jonesville                         NC         1988              06/05/95
  107 Chapel Square                               Kannapolis                         NC         1992              12/01/94
  108 Granville Corners                           Oxford                             NC         1991              02/21/96
  109 Roxboro Square                              Roxboro                            NC         1989              06/05/95
  110 Siler Crossing                              Siler City                         NC         1988              06/05/95
  111 Crossroads Center                           Statesville                        NC         1991              02/27/96
  112 Thomasville Crossing                        Thomasville                        NC         1996              04/18/97
  113 Anson Station                               Wadesboro                          NC         1988              08/23/95
  114 Roanoke Landing                             Williamston                        NC         1991              01/02/96
  115 Wilson Shopping Center                      Wilson                             NC         1973              05/14/86
  116 Stratford Commons                           Winston-Salem                      NC         1995              12/30/96
  117 Laurel Square                               Brick                              NJ         1973              07/13/92
  118 Hamilton Plaza-Kmart Plaza                  Hamilton                           NJ         1972              05/12/94
  119 Bennetts Mills Plaza                        Jackson                            NJ         1988              09/01/94
  120 Tinton Falls Plaza                          Tinton Falls                       NJ         1953              01/30/98
  121 Dover Park Plaza                            Yardville                          NJ         1966              01/28/00
  122 Galleria Commons                            Henderson                          NV         1998              06/09/98

  123 Renaissance Center East                     Las Vegas                          NV         1981              10/17/96
  124 Kietzke Center                              Reno                               NV         1974              06/20/97
  125 University Mall                             Canton                             NY         1967              01/01/76
  126 Cortlandville                               Cortland                           NY         1984              08/04/87
  127 Kmart Plaza                                 De Witt                            NY         1970              08/03/93
  128 D & F Plaza                                 Dunkirk                            NY         1967              01/01/86
  129 Genesee Valley Shopping Center              Genesco                            NY         1993              07/01/98
  130 Pyramid Mall                                Geneva                             NY         1973              08/03/93
  131 Gloversville                                Gloversville                       NY         1974              12/29/98
  132 McKinley Plaza                              Hamburg                            NY         1991              06/14/92
  133 Hornell Plaza                               Hornell                            NY         1995              07/31/98
  134 Cayuga Mall                                 Ithaca                             NY         1969              05/12/89
  135 Shops at Seneca Mall                        Liverpool                          NY         1971              08/03/93
  136 Transit Road Plaza                          Lockport                           NY         1971              08/03/93
  137 Wallkill Plaza                              Middletown                         NY         1986              12/12/95
  138 Monroe ShopRite Plaza                       Monroe                             NY         1972              08/01/97
  139 Rockland Plaza                              Nanuet                             NY         1963              01/01/83
  140 South Plaza                                 Norwich                            NY         1967              04/01/83
  141 Westgate Plaza                              Oneonta                            NY         1967              01/20/84
  142 Oswego Plaza                                Oswego                             NY         1966              01/01/77
  143 Mohawk Acres                                Rome                               NY         1965         01/20/84, 02/01/84
  144 Price Chopper Plaza                         Rome                               NY         1988              08/03/93
  145 Westgate Manor                              Rome                               NY         1961              01/01/86
  146 Northland                                   Watertown                          NY         1962              01/01/73
  147 Ashland Square                              Ashland                            OH         1990              10/06/93
  148 Harbor Plaza                                Ashtabula                          OH         1988              02/20/91
  149 Belpre Plaza                                Belpre                             OH         1969              06/08/88
  150 Southwood Plaza                             Bowling Green                      OH         1961              05/16/90
  151 Brentwood Plaza                             Cincinnati                         OH         1957              05/04/94
  152 Delhi                                       Cincinnati                         OH         1973              05/22/96
  153 Western Village                             Cincinnati                         OH         1960              05/04/94



                                                                          Percent
      Property Name                                     GLA               Leased (1)             ABR
      ------------------------------------------    -------------    --------------- ----------------------
  101 Westland Crossing                              141,738               86%                    1,257,310
  102 Roundtree Place                                195,413               100%                   1,313,261
  103 Washtenaw Fountain Plaza                       136,103               99%                      965,535
  104 Stanly County Plaza                             63,637               95%                      407,276
  105 Village Marketplace                             87,870               82%                      630,377
  106 Foothills Market                                49,630               92%                      272,093
  107 Chapel Square                                   45,450               100%                     362,722
  108 Granville Corners                              138,352               96%                      948,509
  109 Roxboro Square                                  99,980               100%                     653,722
  110 Siler Crossing                                 132,640               98%                      757,069
  111 Crossroads Center                              340,190               100%                   2,024,712
  112 Thomasville Crossing                            78,509               98%                      629,571
  113 Anson Station                                  130,800               97%                      731,816
  114 Roanoke Landing                                156,562               99%                      997,606
  115 Wilson Shopping Center                         104,982               76%                       36,000
  116 Stratford Commons                               72,308               100%                     919,708
  117 Laurel Square                                  246,235               100%                   1,907,159
  118 Hamilton Plaza-Kmart Plaza                     149,060               100%                     812,993
  119 Bennetts Mills Plaza                           115,238               97%                    1,116,878
  120 Tinton Falls Plaza                             100,582               100%                     945,378
  121 Dover Park Plaza                                59,642               100%                     427,634
  122 Galleria Commons                               276,460               99%                    2,554,191
  123 Renaissance Center East                        145,578               94%                    1,627,795
  124 Kietzke Center                                 165,350               97%                      983,898
  125 University Mall                                 78,740               86%                      287,827
  126 Cortlandville                                  100,300               95%                      240,419
  127 Kmart Plaza                                    115,500               100%                     576,275
  128 D & F Plaza                                    190,518              84%                      817,884
  129 Genesee Valley Shopping Center                 204,609               100%                   1,443,824
  130 Pyramid Mall                                   239,500               85%                    1,206,339
  131 Gloversville                                    45,012               100%                      99,026
  132 McKinley Plaza                                  92,795               90%                      871,940
  133 Hornell Plaza                                  253,703               98%                    1,769,264
  134 Cayuga Mall                                    205,426               94%                    1,079,390
  135 Shops at Seneca Mall                           237,203               92%                    1,293,743
  136 Transit Road Plaza                             138,120               100%                     361,208
  137 Wallkill Plaza                                 203,234               99%                    1,758,686
  138 Monroe ShopRite Plaza                          122,394               98%                    1,233,617
  139 Rockland Plaza                                 247,957               98%                    4,373,078
  140 South Plaza                                    143,665               78%                      321,650
  141 Westgate Plaza                                  71,952               97%                      208,280
  142 Oswego Plaza                                   128,087               97%                      564,666
  143 Mohawk Acres                                   182,183               72%                      694,850
  144 Price Chopper Plaza                             78,401               100%                     530,930
  145 Westgate Manor                                  65,813               93%                      355,925
  146 Northland                                      122,666               77%                      494,540
  147 Ashland Square                                 163,168               100%                     944,420
  148 Harbor Plaza                                    51,794               75%                      283,778
  149 Belpre Plaza                                    88,426               23%                      139,654
  150 Southwood Plaza                                 82,952               77%                      312,612
  151 Brentwood Plaza                                232,567               54%                    1,144,650
  152 Delhi                                          166,497               91%                    1,350,602
  153 Western Village                                138,625               41%                      607,853




      Property Name                              Anchor Tenant                                  Anchor Tenant Not Owned
      ------------------------------------------ -------------------------------------          --------------------------
  101 Westland Crossing                          Michaels                                       Toys R' Us
  102 Roundtree Place                            Busch Grocery, Wal-Mart
  103 Washtenaw Fountain Plaza                   -
  104 Stanly County Plaza                        Ingles                                         Wal-Mart
  105 Village Marketplace                        Harris Teeter                                  Wal-Mart
  106 Foothills Market                           Food Lion
  107 Chapel Square                              Food Lion                                      Wal-Mart
  108 Granville Corners                          Lowe's Food, Wal-Mart
  109 Roxboro Square                             Wal-Mart
  110 Siler Crossing                             Belk-Yates
  111 Crossroads Center                          BI-LO, Wal-Mart
  112 Thomasville Crossing                       Lowe's Food
  113 Anson Station                              Food Lion, Wal-Mart
  114 Roanoke Landing                            Wal-Mart, Winn-Dixie Stores                    Belk's
  115 Wilson Shopping Center                     Wilson Flea Market
  116 Stratford Commons                          Michaels, Office Max
  117 Laurel Square                              Kmart, Pathmark
  118 Hamilton Plaza-Kmart Plaza                 Kmart
  119 Bennetts Mills Plaza                       Stop & Shop
  120 Tinton Falls Plaza                         Burlington Coat Factory                        Great A&P Tea Company
  121 Dover Park Plaza                           Acme Markets
  122 Galleria Commons                           Babies R Us, Comp USA, House 2 Home, Stein
                                                  Mart, T.J. Maxx
  123 Renaissance Center East                    Albertson's
  124 Kietzke Center                             Mervyn's                                       Target
  125 University Mall                            Ames Department Stores
  126 Cortlandville                              Ames Department Stores
  127 Kmart Plaza                                Kmart, Office Max
  128 D & F Plaza                                Quality Markets
  129 Genesee Valley Shopping Center             Wal-Mart, Wegmans
  130 Pyramid Mall                               Kmart, Tops Market
  131 Gloversville                               Citizens Telecom
  132 McKinley Plaza                             Kids R Us, T.J. Maxx
  133 Hornell Plaza                              Wal-Mart, Wegmans
  134 Cayuga Mall                                Penn Traffic
  135 Shops at Seneca Mall                       Kmart, Price Chopper
  136 Transit Road Plaza                         Kmart
  137 Wallkill Plaza                             ShopRite
  138 Monroe ShopRite Plaza                      ShopRite
  139 Rockland Plaza                             Barnes & Noble, Marshalls, Tower Records
  140 South Plaza                                Ames Department Stores
  141 Westgate Plaza                             Ames Department Stores
  142 Oswego Plaza                               JC Penney
  143 Mohawk Acres                               -
  144 Price Chopper Plaza                        Price Chopper
  145 Westgate Manor                             Rome Cinemas
  146 Northland                                  Ames Department Store
  147 Ashland Square                             Foodtown, Wal-Mart
  148 Harbor Plaza                               Jubilee Foods
  149 Belpre Plaza                               -
  150 Southwood Plaza                            -
  151 Brentwood Plaza                            -
  152 Delhi                                      The Kroger Co.
  153 Western Village                            T.J. Maxx

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
===============================================================================
PROPERTY PORTFOLIO                                                      PAGE 25

                                                                                                Year                Date
      Property Name                               City                              State      Built              Acquired
      ------------------------------------------- ------------------------------- ---------- -----------    ----------------------
  154 Crown Point                                 Columbus                           OH         1980              07/23/98
  155 Greentree Shopping Center                   Columbus                           OH         1974              07/23/98
  156 River Run Centre                            Coshocton                          OH         1992              07/01/98
  157 South Towne Centre                          Dayton                             OH         1972              03/27/92
  158 Heritage Square                             Dover                              OH         1959              08/31/93
  159 Midway Crossing                             Elyria                             OH         1986              12/11/95
  160 Fairfield Center                            Fairfield                          OH         1978              05/01/90
  161 Silver Bridge Plaza                         Gallipolis                         OH         1972              12/28/86
  162 Genoa Plaza                                 Genoa                              OH         1987              03/01/91
  163 Parkway Plaza                               Maumee                             OH         1955              09/06/89
  164 New Boston                                  New Boston                         OH         1991              02/17/93
  165 Market Place                                Piqua                              OH         1972              11/20/91
  166 Brice Park                                  Reynoldsburg                       OH         1989              03/04/98
  167 Bethel Park                                 Bethel Park                        PA         1965              05/14/97
  168 Dillsburg Shopping Center                   Dillsburg                          PA         1994              10/16/96
  169 Market Street Square                        Elizabethtown                      PA         1993              10/06/97
  170 Johnstown Galleria Outparcel                Johnstown                          PA         1993              07/31/97
  171 New Garden                                  Kennett Square                     PA         1979              06/20/97
  172 Stone Mill Plaza                            Lancaster                          PA         1988              01/06/94
  173 Crossroads Plaza                            Mt. Pleasant                       PA         1975              11/10/88
  174 Ivyridge                                    Philadelphia                       PA         1963              08/02/95
  175 Roosevelt Mall                              Philadelphia                       PA         1964         01/01/64, 04/01/74
  176 Shops at Prospect                           West Hempfield                     PA         1994              07/31/95
  177 Circle Center                               Hilton Head                        SC         1992              03/24/94
  178 Palmetto Crossroads                         Hilton Head                        SC         1990              10/18/95
  179 Island Plaza                                James Island                       SC         1994              10/06/97
  180 Remount Village                             North Charleston                   SC         1996              11/13/96
  181 Congress Crossing                           Athens                             TN         1990              11/10/88
  182 St. Elmo Central                            Chattanooga                        TN         1995              08/06/96
  183 Saddletree Village                          Columbia                           TN         1990              06/15/98
  184 West Towne Square                           Elizabethton                       TN         1998              06/09/98
  185 Greeneville Commons                         Greeneville                        TN         1990              03/10/92
  186 Hazel Path                                  Hendersonville                     TN         1989              11/27/95
  187 Kimball Crossing                            Kimball                            TN         1987              11/27/95
  188 Chapman-Ford Crossing                       Knoxville                          TN         1990              12/30/92
  189 Farrar Place Shopping Center                Manchester                         TN         1989              12/15/95
  190 Georgetown Square                           Murfreesboro                       TN         1986              09/29/93
  191 Apison Crossing                             Ooltewah                           TN         1997              07/29/97
  192 Madison Street Station                      Shelbyville                        TN         1985              10/11/95
  193 Commerce Central                            Tullahoma                          TN         1995              08/09/96
  194 Merchant's Central                          Winchester                         TN         1997              12/09/97
  195 Bardin Place Center                         Arlington                          TX         1993              10/06/97
  196 Irving West                                 Irving                             TX         1987              09/14/93
  197 Hanover Square                              Mechanicsville                     VA         1991              01/06/93
  198 Victorian Square                            Midlothian                         VA         1991              03/24/94
  199 VA-KY Regional S.C.                         Norton                             VA         1989              12/30/92
  200 Cave Spring Corners                         Roanoke                            VA         1969              06/05/97
  201 Hunting Hills                               Roanoke                            VA         1989              04/02/98
  202 Lakeside Plaza                              Salem                              VA         1989              04/15/99
  203 Fredricksburg                               Spotsylvania                       VA         1970              05/14/86
  204 Ridgeview Centre                            Wise                               VA         1990              07/02/92
  205 Moundsville Plaza                           Moundsville                        WV         1961              12/27/88
  206 Grand Central Plaza                         Parkersburg                        WV         1986              06/08/88


                                                                           Percent
      Property Name                                   GLA                 Leased (1)             ABR
      ----------------------------------------  ----------------        --------------- ----------------------
  154 Crown Point                                   147,427                  91%                    1,045,627
  155 Greentree Shopping Center                     128,501                  83%                      988,101
  156 River Run Centre                               82,957                  100%                     416,342
  157 South Towne Centre                            308,700                  98%                    2,331,671
  158 Heritage Square                               231,735                  72%                      886,503
  159 Midway Crossing                               138,675                  84%                      987,716
  160 Fairfield Center                               74,095                  96%                      396,453
  161 Silver Bridge Plaza                           145,481                  80%                      495,394
  162 Genoa Plaza                                    16,500                  93%                      117,334
  163 Parkway Plaza                                 140,021                  59%                      352,219
  164 New Boston                                    238,711                  96%                    1,379,576
  165 Market Place                                  169,311                  81%                      617,587
  166 Brice Park                                    168,284                  100%                   1,722,243
  167 Bethel Park                                   224,069                  100%                   1,383,258
  168 Dillsburg Shopping Center                      68,849                  100%                     630,146
  169 Market Street Square                          169,481                  100%                   1,372,192
  170 Johnstown Galleria Outparcel                   61,968                  87%                      339,677
  171 New Garden                                    149,270                  62%                      463,214
  172 Stone Mill Plaza                               94,493                  93%                      827,318
  173 Crossroads Plaza                              105,583                  96%                      414,240
  174 Ivyridge                                      112,278                  72%                      881,274
  175 Roosevelt Mall                                555,819                  98%                    5,680,453
  176 Shops at Prospect                              63,392                  94%                      496,634
  177 Circle Center                                  65,313                  97%                      651,387
  178 Palmetto Crossroads                            40,916                  92%                      285,928
  179 Island Plaza                                  167,101                  96%                    1,158,592
  180 Remount Village                                60,238                  97%                      556,471
  181 Congress Crossing                             172,305                  97%                    1,119,891
  182 St. Elmo Central                               74,978                  100%                     662,938
  183 Saddletree Village                             45,800                  100%                     316,765
  184 West Towne Square                              99,224                  85%                      580,074
  185 Greeneville Commons                           223,118                  98%                    1,424,436
  186 Hazel Path                                     67,966                  92%                      461,426
  187 Kimball Crossing                              280,477                  88%                    1,646,453
  188 Chapman-Ford Crossing                         185,604                  96%                    1,028,936
  189 Farrar Place Shopping Center                   43,220                  100%                     356,679
  190 Georgetown Square                             104,117                  85%                      806,186
  191 Apison Crossing                                79,054                  95%                      690,807
  192 Madison Street Station                         56,766                  92%                      341,002
  193 Commerce Central                              182,401                  99%                    1,221,846
  194 Merchant's Central                            208,123                  98%                    1,180,411
  195 Bardin Place Center                           303,900                  100%                   2,807,291
  196 Irving West                                    70,056                  100%                     621,135
  197 Hanover Square                                129,987                  100%                   1,442,760
  198 Victorian Square                              271,215                  92%                    1,724,053
  199 VA-KY Regional S.C.                           193,238                  100%                   1,226,051
  200 Cave Spring Corners                           171,125                  99%                      694,586
  201 Hunting Hills                                 166,207                  97%                      874,727
  202 Lakeside Plaza                                 82,036                  98%                      735,419
  203 Fredricksburg                                  83,374                  100%                     164,905
  204 Ridgeview Centre                              176,690                  98%                    1,133,277
  205 Moundsville Plaza                             174,664                  85%                      928,366
  206 Grand Central Plaza                            74,017                  53%                      385,240



      Property Name                               Anchor Tenant                                  Anchor Tenant Not Owned
      ------------------------------------------- -------------------------------------          --------------------------
  154 Crown Point                                 The Kroger Co.
  155 Greentree Shopping Center                   The Kroger Co.
  156 River Run Centre                            Wal-Mart                                       Big Bear
  157 South Towne Centre                          Burlington Coat Factory, Kmart
  158 Heritage Square                             Bag N Save Foods
  159 Midway Crossing                             T.J. Maxx                                      Kids R Us, Toys R Us
  160 Fairfield Center                            The Kroger Co.
  161 Silver Bridge Plaza                         Quality Farm & Fleet
  162 Genoa Plaza                                 -
  163 Parkway Plaza                               Foodtown
  164 New Boston                                  Festival Foods, Wal-Mart
  165 Market Place                                Foodtown
  166 Brice Park                                  Gregg Appliances, Michaels, Old Navy
  167 Bethel Park                                 Ames Department Store, Giant Eagle
  168 Dillsburg Shopping Center                   Giant Food Stores
  169 Market Street Square                        Kmart, Weis Markets
  170 Johnstown Galleria Outparcel                -                                             Builders Square, Toys R Us, Wal-Mart
  171 New Garden                                  Acme Markets
  172 Stone Mill Plaza                            Giant Food Stores
  173 Crossroads Plaza                            Quality Farm & Fleet
  174 Ivyridge                                    Super Fresh
  175 Roosevelt Mall                              Strawbridges
  176 Shops at Prospect                           Fox Markets                                    Kmart
  177 Circle Center                               BI-LO
  178 Palmetto Crossroads                         Food Lion
  179 Island Plaza                                Food Lion, Kmart
  180 Remount Village                             BI-LO
  181 Congress Crossing                           BI-LO, Kmart
  182 St. Elmo Central                            Winn-Dixie Stores
  183 Saddletree Village                          Food Lion
  184 West Towne Square                           Winn-Dixie Stores
  185 Greeneville Commons                         Kmart, Proffitt's
  186 Hazel Path                                  Food Lion                                      Wal-Mart
  187 Kimball Crossing                            Wal-Mart
  188 Chapman-Ford Crossing                       Food Lion, Wal-Mart
  189 Farrar Place Shopping Center                Food Lion                                      The Crystal Company
  190 Georgetown Square                           The Kroger Co.
  191 Apison Crossing                             Winn-Dixie Stores
  192 Madison Street Station                      BI-LO
  193 Commerce Central                            Wal-Mart
  194 Merchant's Central                          Peebles, Wal-Mart
  195 Bardin Place Center                         Oshmann's, Kmart                               Hobby Lobby
  196 Irving West                                 Winn-Dixie Stores
  197 Hanover Square                              Ukrops Supermarket                             Kohl's
  198 Victorian Square                            Hannaford Bros, Kmart
  199 VA-KY Regional S.C.                         Ingles, Wal-Mart
  200 Cave Spring Corners                         Ames Department Store, The Kroger Co.
  201 Hunting Hills                               Wal-Mart
  202 Lakeside Plaza                              The Kroger Co.
  203 Fredricksburg                               Phar Mor
  204 Ridgeview Centre                            Food City, Kmart                               Belk's
  205 Moundsville Plaza                           The Kroger Co.
  206 Grand Central Plaza                         Office Depot

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
===============================================================================
PROPERTY PORTFOLIO                                                     PAGE 26

                                                                                                Year                Date
      Property Name                               City                              State      Built              Acquired
      ------------------------------------------- ------------------------------- ---------- -----------    ----------------------
  207 Kmart Plaza                                 Vienna                             WV         1975              02/25/93





      FACTORY OUTLET CENTERS

    1 Factory Merchants Barstow                   Barstow                            CA         1989              11/01/93
    2 St. Augustine Outlet Center                 St. Augustine                      FL         1990              03/01/92

    3 Factory Merchants Branson                   Branson                            MO         1988              11/01/93
    4 Factory Outlet Village Osage Beach          Osage Beach                        MO         1986              01/29/93
    5 Six Flags Factory Outlets                   Jackson                            NJ         1997              04/30/97
    6 Factory Merchants Ft. Chiswell              Max Meadows                        VA         1989              11/01/93





      SINGLE TENANT PROPERTIES

    1 The Kroger Co.                              Muscle Shoals                      AL         1982              08/10/93
    2 The Kroger Co.                              Muscle Shoals                      AL         1982              08/10/93
    3 The Kroger Co.                              Scottsboro                         AL         1982              08/10/93
    4 Kmart                                       Pine Bluff                         AR         1981              08/10/93
    5 Lucky stores                                Mesa                               AZ         1982              08/10/93
    6 24 Hour Fitness                             Phoenix                            AZ         1994              05/06/94
    7 Lucky stores                                Phoenix                            AZ         1982              01/19/94
    8 24 Hour Fitness                             Scottsdale                         AZ         1994              08/19/94
    9 Rite Aid                                    Yuma                               AZ         1980              08/10/93
   10 Pueblo I                                    Pueblo                             CO         1977              08/10/93
   11 Doverama at Rodney                          Dover                              DE         1959              01/01/69
   12 Gold's Gym                                  Brandon                            FL         1982              08/10/93
   13 Albany I                                    Albany                             GA         1981              08/10/93
   14 Rite Aid                                    East Albany                        GA         1982              08/10/93
   15 The Kroger Co.                              East Albany                        GA         1982              08/10/93
   16 Kmart                                       Atlantic                           IA         1980              01/19/94
   17 Lucky stores                                Dubuque                            IA         1980              08/10/93
   18 Decatur I                                   Decatur                            IL         1983              08/10/93
   19 The Kroger Co.                              Ottawa                             IL         1982              08/10/93
   20 Lucky stores                                Peoria                             IL         1983              08/10/93
   21 Lucky stores                                Springfield                        IL         1982              08/10/93
   22 Lucky stores                                Sterling                           IL         1980              08/10/93
   23 The Kroger Co.                              Waterloo                           IL         1982              08/10/93
   24 Helping Hands                               Fort Wayne                         IN         1976              12/31/92
   25 Hobart I                                    Hobart                             IN         1983              08/10/93
   26 Kindercare                                  Indianapolis                       IN         1976              12/31/92
   27 Kindercare                                  Indianapolis                       IN         1976              12/31/92
   28 Kindercare                                  Indianapolis                       IN         1976              12/31/92
   29 Kindercare                                  Indianapolis                       IN         1976              12/31/92
   30 Michigan City I                             Michigan City                      IN         1983              08/10/93
   31 Brookshire Grocery                          West Monroe                        LA         1981              08/10/93
   32 Mountain Jacks                              Dearborne Hts.                     MI         1988              12/31/92
   33 Kindercare                                  Kalamazoo                          MI         1990              02/06/91
   34 Firstar Bank Building                       Burnsville                         MN         1975              08/04/97
   35 High Ridge I                                High Ridge                         MO         1980              12/31/92
   36 Northern Automotive                         Grand Island                       NE         1988              12/31/92
   37 Northern Automotive                         Hastings                           NE         1988              12/31/92
   38 Safeway                                     Muskogee                           OK         1981              08/10/93



                                                                                     Percent
      Property Name                                             GLA                 Leased (1)             ABR
      -------------------------------------------          ---------------        --------------- ----------------------
  207 Kmart Plaza                                             106,258                  98%                      532,160

                                                           ---------------        --------------- ----------------------
                                                   TOTAL   30,179,174                91%                $ 206,388,432
                                                           ===============        =============== ======================

      FACTORY OUTLET CENTERS

    1 Factory Merchants Barstow                               330,310                  80%                  $ 4,854,268
    2 St. Augustine Outlet Center                             329,221                  94%                    4,999,417

    3 Factory Merchants Branson                               317,392                  76%                    3,277,911
    4 Factory Outlet Village Osage Beach                      400,501                  94%                    6,705,056
    5 Six Flags Factory Outlets                               292,607                  97%                    5,684,944
    6 Factory Merchants Ft. Chiswell                          175,578                  60%                      781,974

                                                           ---------------        --------------- ----------------------
                                                   TOTAL    1,845,609                 85%                 $ 26,303,569
                                                           ===============        =============== ======================

      SINGLE TENANT PROPERTIES

    1 The Kroger Co.                                           42,130                  100%                   $ 252,780
    2 The Kroger Co.                                           10,069                  100%                      60,414
    3 The Kroger Co.                                           42,130                  100%                     217,391
    4 Kmart                                                    60,842                  100%                     288,232
    5 Lucky stores                                             29,827                  100%                     126,438
    6 24 Hour Fitness                                          44,374                  100%                     741,189
    7 Lucky stores                                             28,217                  100%                     154,620
    8 24 Hour Fitness                                          44,374                  100%                     749,773
    9 Rite Aid                                                 25,834                  100%                     113,050
   10 Pueblo I                                                 12,556                   0%                            -
   11 Doverama at Rodney                                       30,000                  100%                      70,000
   12 Gold's Gym                                               36,750                  100%                     202,582
   13 Albany I                                                 73,000                  100%                     150,380
   14 Rite Aid                                                 10,069                  100%                      54,567
   15 The Kroger Co.                                           34,019                  100%                     197,612
   16 Kmart                                                    40,318                  100%                     160,000
   17 Lucky stores                                             35,015                  100%                     230,300
   18 Decatur I                                                29,000                   0%                            -
   19 The Kroger Co.                                           44,088                  100%                     278,866
   20 Lucky stores                                             30,000                  100%                     208,133
   21 Lucky stores                                             30,000                  100%                     135,090
   22 Lucky stores                                             40,265                  100%                     179,748
   23 The Kroger Co.                                           31,170                  100%                     207,135
   24 Helping Hands                                            4,584                   100%                      49,694
   25 Hobart I                                                 29,300                   0%                            -
   26 Kindercare                                               4,268                   100%                      38,000
   27 Kindercare                                               4,452                   100%                      24,555
   28 Kindercare                                               4,212                   100%                      38,000
   29 Kindercare                                               4,452                   100%                      38,000
   30 Michigan City I                                          29,000                   0%                            -
   31 Brookshire Grocery                                       41,293                  100%                     228,671
   32 Mountain Jacks                                           9,914                   100%                     169,000
   33 Kindercare                                               6,260                   100%                      73,832
   34 Firstar Bank Building                                    13,373                  100%                     133,772
   35 High Ridge I                                             4,654                   100%                      28,800
   36 Northern Automotive                                      5,671                   100%                      79,140
   37 Northern Automotive                                      4,000                   100%                      56,658
   38 Safeway                                                  45,510                  100%                     280,344





      Property Name                                Anchor Tenant                                  Anchor Tenant Not Owned
      -------------------------------------------  -------------------------------------          --------------------------
  207 Kmart Plaza                                  Kmart





      FACTORY OUTLET CENTERS

    1 Factory Merchants Barstow                    Esprit, Gap, Polo, Timberland
    2 St. Augustine Outlet Center                  Calvin Klein, Gap, Mikasa, Reebok,
                                                   Westpoint Stevens
    3 Factory Merchants Branson                    Dress Barn, Lenox, Westpoint Stevens
    4 Factory Outlet Village Osage Beach           Gap, Mikasa, Polo, Tommy Hilfiger
    5 Six Flags Factory Outlets                    Brooks Brothers, Gap, Mikasa, Nike, Reebok
    6 Factory Merchants Ft. Chiswell               Polo, Reebok





      SINGLE TENANT PROPERTIES

    1 The Kroger Co.
    2 The Kroger Co.
    3 The Kroger Co.                               Bruno's
    4 Kmart
    5 Lucky stores                                 ABCO
    6 24 Hour Fitness
    7 Lucky stores                                 ABCO
    8 24 Hour Fitness
    9 Rite Aid                                     Payless Drugs
   10 Pueblo I
   11 Doverama at Rodney
   12 Gold's Gym
   13 Albany I
   14 Rite Aid
   15 The Kroger Co.                               Harvey Foods
   16 Kmart
   17 Lucky stores
   18 Decatur I
   19 The Kroger Co.
   20 Lucky stores
   21 Lucky stores
   22 Lucky stores
   23 The Kroger Co.                               Schnuck Markets
   24 Helping Hands
   25 Hobart I
   26 Kindercare
   27 Kindercare
   28 Kindercare
   29 Kindercare
   30 Michigan City I
   31 Brookshire Grocery
   32 Mountain Jacks
   33 Kindercare
   34 Firstar Bank Building
   35 High Ridge I
   36 Northern Automotive
   37 Northern Automotive
   38 Safeway                                      Homeland

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
===============================================================================
PROPERTY PORTFOLIO                                                      PAGE 27

                                                                                                Year
      Property Name                               City                              State      Built
      ------------------------------------------- ------------------------------- ---------- -----------
   39 The Kroger Co.                              Clearfield                         PA         1982
   40 Hardees                                     Hanover                            PA         1971
   41 The Kroger Co.                              James Island                       SC         1982
   42 Winn-Dixie Stores                           Chattanooga                        TN         1995
   43 First American Bank                         Kingsport                          TN         1970
   44 Kmart                                       Desoto                             TX         1980
   45 Houston I                                   Houston                            TX         1991
   46 The Omelette Shop                           Houston                            TX         1991
   47 The Kroger Co.                              Missouri City                      TX         1982
   48 El Chico                                    Temple                             TX         1995
   49 Pizza Hut                                   Harrisonburg                       VA         1969





      ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES

    1 Laurel Mall (2)                             Connellsville                      PA         1970
    2 Valley Fair Mall                            West Valley City                   UT         1970





      MISCELLANEOUS PROPERTIES

    1 Genzyme Corp.                               Scottsdale                         AZ         1971
    2 Unity Professional Bldg.                    Fridley                            MN         1991
    3 Stillwater Office Bldg.                     Stillwater                         MN         1985
    4 Roxbury Township                            Roxbury                            NJ         1997
    5 Institute for Defense Analyses              Princeton                          NJ         1982
    6 North Central Avenue                        Hartsdale                          NY         1972









REDEVELOPMENT PROPERTIES

      COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS

    1 Northside Plaza                             Dalton                             GA         1990
    2 Eastgate Shopping Center                    Louisville                         KY         1987
    3 Delta Center                                Lansing                            MI         1985
    4 Fashion Corner                              Saginaw                            MI         1986
    5 Kinston Pointe                              Kinston                            NC         1991
    6 Middletown Plaza                            Middletown                         NJ         1972
    7 Elmira Plaza                                Elmira                             NY         1976
    8 Central Avenue Marketplace                  Toledo                             OH         1968
    9 Hampton Square                              Southampton                        PA         1980
   10 Lake Drive Plaza                            Vinton                             VA         1976





      ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES

    1 Clearwater Mall (3)                         Clearwater                         FL         1973











                                                          Date                                              Percent
      Property Name                                     Acquired                       GLA                 Leased (1)
      ------------------------------------------- ----------------------          ---------------        ---------------
   39 The Kroger Co.                                    08/10/93                      31,170                  100%
   40 Hardees                                           07/31/97                      3,800                   100%
   41 The Kroger Co.                                    08/10/93                      42,130                  100%
   42 Winn-Dixie Stores                                 03/31/97                      43,848                  100%
   43 First American Bank                               09/01/92                      5,532                   65%
   44 Kmart                                             08/10/93                      72,897                  100%
   45 Houston I                                         12/31/92                      1,675                    0%
   46 The Omelette Shop                                 12/31/92                      1,675                   100%
   47 The Kroger Co.                                    08/10/93                      44,183                  100%
   48 El Chico                                          12/19/95                      6,600                   100%
   49 Pizza Hut                                         07/31/96                      3,384                   100%

                                                                                  ---------------        ---------------
                                                                  TOTAL             1,271,884                 92%
                                                                                  ===============        ===============

      ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIE

    1 Laurel Mall (2)                                   05/15/01                     336,222                  54%
    2 Valley Fair Mall                                  12/31/96                     600,602                  89%

                                                                                  ---------------        ---------------
                                                                  TOTAL              936,824                  77%
                                                                                  ===============        ===============

      MISCELLANEOUS PROPERTIES

    1 Genzyme Corp.                                     12/17/90                      21,560                  100%
    2 Unity Professional Bldg.                          05/30/96                      62,518                  94%
    3 Stillwater Office Bldg.                           07/31/91                      9,095                   100%
    4 Roxbury Township                                  12/31/97                       LAND                     -
    5 Institute for Defense Analyses                    05/31/74                      51,000                  100%
    6 North Central Avenue                              07/31/72                       LAND                     -

                                                                                  ---------------        ---------------
                                                                  TOTAL              144,173                  98%
                                                                                  ===============        ===============

                                                                                  ---------------        ---------------
                                                  TOTAL STABILIZED RETAIL
                                                  PORTFOLIO                       34,377,664                  90%
                                                                                  ===============        ===============

REDEVELOPMENT PROPERTIES

      COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS

    1 Northside Plaza                                   10/11/95                      67,832                  87%
    2 Eastgate Shopping Center                          11/10/93                     152,855                  96%
    3 Delta Center                                      12/12/95                     173,619                  76%
    4 Fashion Corner                                    12/12/95                     188,877                  63%
    5 Kinston Pointe                                    07/05/95                     170,170                  89%
    6 Middletown Plaza                                  01/01/75                     120,558                  94%
    7 Elmira Plaza                                      02/13/89                      50,803                  67%
    8 Central Avenue Marketplace                        08/14/90                     157,383                  98%
    9 Hampton Square                                    12/29/98                      62,933                  92%
   10 Lake Drive Plaza                                  02/12/98                     148,061                  100%

                                                                                  ---------------        ---------------
                                                                  TOTAL             1,293,091                 86%
                                                                                  ===============        ===============

      ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIE

    1 Clearwater Mall (3)                               12/02/97                     837,417                  41%

                                                                                  ---------------        ---------------
                                                   TOTAL REDEVELOPMENT PROPERTIES   2,130,508                 68%
                                                                                  ===============        ===============

                                                                                  ---------------        ---------------
                                                  TOTAL RETAIL PORTFOLIO            36,508,172                89%
                                                                                  ===============        ===============




      Property Name                                         ABR             Anchor Tenant                Anchor Tenant Not Owned
      -------------------------------------------  ----------------------   ------------------------     --------------------------
   39 The Kroger Co.                                             210,000    Penn Traffic
   40 Hardees                                                     24,100
   41 The Kroger Co.                                             223,289    BI-LO
   42 Winn-Dixie Stores                                          237,413
   43 First American Bank                                         23,400                                 Food Lion
   44 Kmart                                                      289,000
   45 Houston I                                                        -
   46 The Omelette Shop                                           17,990
   47 The Kroger Co.                                             229,289
   48 El Chico                                                    57,500
   49 Pizza Hut                                                   22,755

                                                   ----------------------
                                                             $ 7,351,501
                                                   ======================

      ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES

    1 Laurel Mall (2)                                          $ 685,059    Ames
    2 Valley Fair Mall                                         3,449,226    JC Penney, Meier
                                                                            & Frank, Mervyn's
                                                   ----------------------
                                                             $ 4,134,285
                                                   ======================

      MISCELLANEOUS PROPERTIES

    1 Genzyme Corp.                                            $ 293,808
    2 Unity Professional Bldg.
    3 Stillwater Office Bldg.                                               Washington City
    4 Roxbury Township                                                 -
    5 Institute for Defense Analyses                             266,338
    6 North Central Avenue                                             -

                                                   ----------------------
                                                             $ 1,586,029
                                                   ======================

                                                   ----------------------
                                                       $ 245,763,817
                                                   ======================

REDEVELOPMENT PROPERTIES

      COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS

    1 Northside Plaza                                        $   458,376    BI-LO
    2 Eastgate Shopping Center                                 1,321,321    The Kroger Co.
    3 Delta Center                                             1,204,609    T.J. Maxx, Toys R Us
    4 Fashion Corner                                             944,890    Best Buy, Kids R Us
    5 Kinston Pointe                                             834,585    Wal-Mart
    6 Middletown Plaza                                           937,229    ShopRite
    7 Elmira Plaza                                                96,128    Big Lots
    8 Central Avenue Marketplace                                 570,173    -
    9 Hampton Square                                             440,854    Acme Market
   10 Lake Drive Plaza                                           972,848    The Kroger Co.

                                                   ----------------------
                                                             $ 7,781,013
                                                   ======================

      ENCLOSED MALLS / SPECIALTY RETAIL PROPERTIES

    1 Clearwater Mall (3)                                    $ 1,136,305    -

                                                   ----------------------
                                                             $ 8,917,318
                                                   ======================

                                                   ----------------------
                                                       $ 254,681,135
                                                   ======================

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
==============================================================================
PROPERTY PORTFOLIO                                                      PAGE 28

                                                                                                Year                Date
      Property Name                               City                              State      Built              Acquired
      ------------------------------------------- ------------------------------- ---------- -----------    ----------------------

GARDEN APARTMENT COMMUNITIES
    1 Breckenridge                                Birmingham                      AL            1979              02/18/92
    2 Courts At Wildwood                          Birmingham                      AL            1969              07/22/93
    3 Devonshire Place                            Birmingham                      AL            1971              02/18/92
    4 The Club                                    Birmingham                      AL            1974              05/24/95
    5 Hillcrest                                   Mobile                          AL            1977              06/30/97
    6 Knollwood                                   Mobile                          AL            1982              05/07/97
    7 Maison Deville                              Mobile                          AL            1973              07/31/96
    8 Maison Imperial                             Mobile                          AL            1973              07/31/96
    9 Plantation                                  Mobile                          AL            1977              07/31/96
   10 Mayfair                                     Dover                           DE            1971              01/01/81
   11 Rodney                                      Dover                           DE            1965              01/01/69
   12 Charter Pointe                              Altamonte Springs               FL            1973              04/03/98
   13 Lake Park                                   Lake Park                       FL            1965              02/01/76
   14 Cambridge                                   Athens                          GA            1982              05/01/96
   15 Tara                                        Athens                          GA            1970              06/06/96
   16 Regency Club                                Evansville                      IN            1980              09/16/96
   17 Forest Hills                                Indianapolis                    IN            1974              10/28/97
   18 Hawthorne Heights                           Indianapolis                    IN            1965              06/18/96
   19 Charlestown                                 Louisville                      KY            1974              09/14/93
   20 La Fontenay III                             Louisville                      KY            1970              07/16/92
   21 Poplar Level Terrace                        Louisville                      KY            1974              01/01/91
   22 Riverchase                                  Newport                         KY            1968              08/29/96
   23 Forestwood                                  Baton Rouge                     LA            1985              10/31/96
   24 Sherwood Acres                              Baton Rouge                     LA            1979              10/31/96
   25 Willow Bend Lake                            Baton Rouge                     LA            1986              10/31/96
   26 Deerhorn Village                            Kansas City                     MO            1974              07/12/95
   27 Cardinal Woods                              Cary                            NC            1978              08/15/97
   28 Polo Run                                    Raleigh                         NC            1971              08/27/98
   29 Meadow East                                 Potsdam                         NY            1971              09/13/83
   30 Mohawk Garden                               Rome                            NY            1947              11/01/85
   31 Northgate                                   Columbus                        OH            1970              07/16/98
   32 Spring Creek                                Columbus                        OH            1985              06/02/97
   33 Arlington Village                           Fairborn                        OH            1966              08/16/94
   34 Chesterfield                                Maumee                          OH            1984              02/20/91
   35 Eastgreen On The Commons                    Reynoldsburg                    OH            1982              01/29/98
   36 Goldcrest                                   Sharonville                     OH            1968              08/29/96
   37 Cambridge Park                              Union Twp                       OH            1973              08/29/96
   38 Governours Place                            Harrisburg                      PA            1974              04/25/95
   39 Harbour Landing                             Columbia                        SC            1974              09/06/95
   40 The Landings at Forest Acres                Columbia                        SC            1968              01/14/99
   41 Sedgefield                                  Florence                        SC            1979              07/01/94
   42 Turtle Creek                                Greenville                      SC            1976              06/03/96
   43 Hickory Lake                                Antioch                         TN            1974              12/17/93
   44 Courts at Waterford                         Chattanooga                     TN            1989              12/12/96
   45 Ashford Place                               Clarksville                     TN            1974              10/12/93
   46 Cedar Village                               Clarksville                     TN            1982              07/25/94
   47 Paddock Place                               Clarksville                     TN            1989              07/25/94
   48 The Pines                                   Clarksville                     TN            1986              07/25/94
   49 Landmark Estates                            East Ridge                      TN            1971              08/29/96
   50 Miller Crest                                Johnson City                    TN            1973              06/03/96
   51 Cedar Bluff                                 Knoxville                       TN            1980              05/01/96



                                                                                  Percent
      Property Name                                         Units                Leased (1)             ABR
      -------------------------------------------       ---------------        --------------- ----------------------

GARDEN APARTMENT COMMUNITIES
    1 Breckenridge                                           120                    94%                    $ 820,044
    2 Courts At Wildwood                                     220                    95%                    1,503,372
    3 Devonshire Place                                       284                    87%                    1,696,020
    4 The Club                                               278                    74%                    1,825,536
    5 Hillcrest                                              140                    84%                      717,180
    6 Knollwood                                              704                    93%                    3,815,892
    7 Maison Deville                                         347                    95%                    2,004,138
    8 Maison Imperial                                         56                    91%                      659,844
    9 Plantation                                             120                    99%                      536,580
   10 Mayfair                                                 96                    89%                      729,744
   11 Rodney                                                 207                    94%                    1,194,911
   12 Charter Pointe                                         312                    93%                    2,284,920
   13 Lake Park                                              227                    94%                    1,938,804
   14 Cambridge                                              180                    90%                    1,087,560
   15 Tara                                                   240                    90%                    1,524,360
   16 Regency Club                                           232                    93%                    1,426,284
   17 Forest Hills                                           420                    97%                    2,157,889
   18 Hawthorne Heights                                      241                    88%                    1,748,004
   19 Charlestown                                            244                    95%                    1,930,008
   20 La Fontenay III                                        248                    94%                    1,898,268
   21 Poplar Level Terrace                                    88                    97%                      474,132
   22 Riverchase                                             203                    94%                    1,087,308
   23 Forestwood                                             272                    94%                    1,777,516
   24 Sherwood Acres                                         604                    94%                    3,394,068
   25 Willow Bend Lake                                       360                    92%                    2,404,488
   26 Deerhorn Village                                       309                    97%                    2,144,832
   27 Cardinal Woods                                         184                    93%                    1,373,268
   28 Polo Run                                               279                    95%                    2,308,548
   29 Meadow East                                            100                    90%                      657,595
   30 Mohawk Garden                                          208                    96%                    1,088,700
   31 Northgate                                              316                    92%                    2,067,600
   32 Spring Creek                                           288                    95%                    2,004,994
   33 Arlington Village                                      164                    93%                    1,125,281
   34 Chesterfield                                           104                    96%                      602,220
   35 Eastgreen On The Commons                               360                    88%                    2,418,648
   36 Goldcrest                                              173                    91%                    1,181,568
   37 Cambridge Park                                         196                    92%                    1,408,536
   38 Governours Place                                       130                    96%                      899,316
   39 Harbour Landing                                        208                    98%                    1,385,304
   40 The Landings at Forest Acres                           176                    90%                    1,086,072
   41 Sedgefield                                             280                    90%                    1,547,328
   42 Turtle Creek                                           152                    95%                    1,017,528
   43 Hickory Lake                                           322                    87%                    2,213,361
   44 Courts at Waterford                                    318                    93%                    2,154,192
   45 Ashford Place                                          268                    96%                    1,582,968
   46 Cedar Village                                          170                    94%                      913,380
   47 Paddock Place                                          240                    88%                    1,327,008
   48 The Pines                                              224                    88%                    1,140,540
   49 Landmark Estates                                        93                    96%                      613,560
   50 Miller Crest                                           121                    93%                      753,972
   51 Cedar Bluff                                            192                    95%                    1,111,206

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
===============================================================================
PROPERTY PORTFOLIO                                                      PAGE 29

                                                                                                Year                Date
      Property Name                               City                              State      Built              Acquired
      ------------------------------------------- ------------------------------- ---------- -----------    ----------------------
   52 Country Place                               Nashville                       TN            1979              04/02/96
   53 Woodbridge                                  Nashville                       TN            1980              08/29/96






                                                                                   Percent
      Property Name                                          Units                Leased (1)             ABR
      -------------------------------------------        ---------------        --------------- ----------------------
   52 Country Place                                           312                    94%                    1,999,668
   53 Woodbridge                                              220                    93%                    1,596,780

                                                         ---------------        --------------- ----------------------
                                                 TOTAL     12,550                    92%                 $ 80,360,843
                                                         ===============        =============== ======================

(1) Includes all leases in force at June 30, 2001, including those that are fully executed, but not yet open.

(2) Acquired in exchange for a note receivable and mortgage formally held on the property.

(3) Property to be contributed to a joint venture upon satisfaction of certain contingencies including obtaining all developmental approvals and a construction loan.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
---------------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS             PAGE 30

                                                                  ERT PROJECTS
                                            -------------------------------------------------------
                                            FESTIVAL PAVILIONS (1)
                                            -------------------------------------------------------
Location                                    Escondido, CA
Project Description                         Land held for retail development
Approximate GLA or Area                     34 acres
Percent Leased                              -
Anchor Tenants                              -
Development
  Start Date                                -
  Expected Completion Date                  -
  Percent Complete                          -
Project Cost to Date                        $1,205,000
Expected Total Project Cost                 -
Project Bank Debt Outstanding               -
Borrower / JV Partner                       The Festival Companies
Economic Structure                          Note receivable
ERT Percent Ownership                       0%
ERT Investment
  Direct Equity                             -
  Notes Receivable                          $864,000
  Interest Rate on Notes Receivable         12% (2)
  Maturity Date                             Aug-01

                                            THE MALL AT 163RD STREET
                                            -------------------------------------------------------
Location                                    Miami, FL
Project Description                         Redevelopment of enclosed regional mall
Approximate GLA or Area                     863,800
Percent Leased                              36%
Anchor Tenants                              Home Depot (NAP), Marshalls, Service Merchandise
Development
  Start Date                                Jun-01
  Expected Completion Date                  Dec-02
  Percent Complete                          0%
Project Cost to Date                        $16,436,000
Expected Total Project Cost                 Under review
Project Bank Debt Outstanding               $0
Borrower / JV Partner                       -
Economic Structure                          -
ERT Percent Ownership                       100%
ERT Investment
  Direct Equity                             $15,100,000
  Notes Receivable                          -
  Interest Rate on Notes Receivable         -
  Maturity Date                             -


                                                                           ERT PROJECTS
                                              ----------------------------------------------------------------------
                                              STEIN MART CENTER
                                              ----------------------------------------------------------------------
Location                                      Poway, CA
Project Description                           Redevelopment of community shopping center
Approximate GLA or Area                       112,400
Percent Leased                                65%
Anchor Tenants                                Motorsports Warehouse, Stein Mart
Development
  Start Date                                  Dec-96
  Expected Completion Date                    Dec-01
  Percent Complete                            52%
Project Cost to Date                          $4,996,000
Expected Total Project Cost                   $9,625,000
Project Bank Debt Outstanding                 $0
Borrower / JV Partner                         -
Economic Structure                            -
ERT Percent Ownership                         100%
ERT Investment
  Direct Equity                               $4,696,000
  Notes Receivable                            -
  Interest Rate on Notes Receivable           -
  Maturity Date                               -

                                              POINTE*ORLANDO
                                              -----------------------------------------------------------------------
Location                                      Orlando, FL
Project Description                           Open air shopping center
Approximate GLA or Area                       458,700
Percent Leased                                80%
Anchor Tenants                                Disney, FAO Schwarz, Foot Locker, Muvico, XS
Development
  Start Date                                  Jan-96
  Expected Completion Date                    May-01
  Percent Complete                            99%
Project Cost to Date                          $173,759,000
Expected Total Project Cost                   $175,762,000
Project Bank Debt Outstanding                 $78,475,000
Borrower / JV Partner                         -
Economic Structure                            The Company has guaranteed $15,000,000 of notes on the property
ERT Percent Ownership                         100%
ERT Investment
  Direct Equity                               $83,669,000
  Notes Receivable                            -
  Interest Rate on Notes Receivable           -
  Maturity Date                               -



                                                                           ERT PROJECTS
                                             ------------------------------------------------------------------------
                                             VAIL RANCH II (1)
                                             ------------------------------------------------------------------------
Location                                     Temecula, CA
Project Description                          Community shopping center
Approximate GLA or Area                      109,200
Percent Leased                               74%
Anchor Tenants                               Powerhouse Gym, Stein Mart
Development
  Start Date                                 Aug-98
  Expected Completion Date                   Dec-01
  Percent Complete                           86%
Project Cost to Date                         $11,198,000
Expected Total Project Cost                  $13,040,000
Project Bank Debt Outstanding                $7,818,000
Borrower / JV Partner                        Land Grant Development
                                             Equity investment with 12% preferred return.  The Company has guaranteed $361,000 of notes on the property.  Phase I is owned by the
Economic Structure                           Company
ERT Percent Ownership                        50%
ERT Investment
  Direct Equity                              $1,228,000
  Notes Receivable                           -
  Interest Rate on Notes Receivable          -
  Maturity Date                              -

                                             THE CENTRE AT PRESTON RIDGE - PHASE 1 (1)
                                             ------------------------------------------------------------------------
Location                                     Frisco, TX
Project Description                          Community shopping center
Approximate GLA or Area                      730,800
Percent Leased                               82%
Anchor Tenants                               Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, MJ Design,
                                             Old Navy, PetsMart, Ross, Staples, Stein Mart, Target (NAP), Ulta 3
Development
  Start Date                                 Sep-97
  Expected Completion Date                   Dec-01
  Percent Complete                           85%
Project Cost to Date                         $91,465,000
Expected Total Project Cost                  $108,179,000
Project Bank Debt Outstanding                $55,606,000
Borrower / JV Partner                        George Allen / Milton Schaffer
Economic Structure                           Equity / debt investment with 10% preferred return.  The Company has guaranteed $11,000,000 of notes on the property
ERT Percent Ownership                        50%
ERT Investment
  Direct Equity                              $1,928,000
  Notes Receivable                           $35,851,000
  Interest Rate on Notes Receivable          10%
  Maturity Date                              Apr-10



                                                                      ERT PROJECTS
                                           ------------------------------------------------------------------
                                           ARAPAHOE CROSSINGS (1)
                                           ------------------------------------------------------------------
Location                                   Aurora, CO
Project Description                        Community shopping center
Approximate GLA or Area                    460,700
Percent Leased                             91%
Anchor Tenants                             Borders, King Soopers, Kohl's, Mann Theatre,
                                           Marshalls, Office Max, Old Navy, Ross, Ulta Cosmetics
Development
  Start Date                               Jun-96
  Expected Completion Date                 Jun-02
  Percent Complete                         85%
Project Cost to Date                       $53,154,000
Expected Total Project Cost                $62,304,000
Project Bank Debt Outstanding              $42,854,000
Borrower / JV Partner                      The Ellman Companies
Economic Structure                         Note receivable with 50% profit participation
ERT Percent Ownership                      0%
ERT Investment
  Direct Equity                            -
  Notes Receivable                         $10,300,000
  Interest Rate on Notes Receivable        12% (2)
  Maturity Date                            Sep-04

                                           THE CENTRE AT PRESTON RIDGE - PHASE 2 (1)
                                           ------------------------------------------------------------------
Location                                   Frisco, TX
Project Description                        Land to be sold for retail development
Approximate GLA or Area                    38.3 acres
Percent Leased                             -
Anchor Tenants                             -
Development
  Start Date                               Jan-99
  Expected Completion Date                 Feb-02
  Percent Complete                         -
Project Cost to Date                       $17,623,000
Expected Total Project Cost                -
Project Bank Debt Outstanding              $17,623,000
Borrower / JV Partner                      George Allen / Milton Schaffer
Economic Structure                         Equity investment with 10% preferred return.  The Company has guaranteed $21,600,000 of notes on the property
ERT Percent Ownership                      50%
ERT Investment
  Direct Equity                            $206,000
  Notes Receivable                         -
  Interest Rate on Notes Receivable        -
  Maturity Date                            -

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
---------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS                                                       PAGE 31

                                           SPRINGTOWN
                                           -------------------------------------------------------------------
Location                                   Springtown, TX
Project Description                        Outparcel, adjacent to previously owned shopping center
Approximate GLA or Area                    1 acre
Percent Leased                             -
Anchor Tenants                             -
Development
  Start Date                               -
  Expected Completion Date                 -
  Percent Complete                         -
Project Cost to Date                       $267,000
Expected Total Project Cost                -
Project Bank Debt Outstanding              $0
Borrower / JV Partner                      -
Economic Structure                         -
ERT Percent Ownership                      100%
ERT Investment
  Direct Equity                            $267,000
  Notes Receivable                         -
  Interest Rate on Notes Receivable        -
  Maturity Date                            -

                                           NEW MARKET SHOPPING CENTER (3)
                                           -------------------------------------------------------------------
Location                                   Varina, VA
Project Description                        Grocery-anchored shopping center
Approximate GLA or Area                    40,100
Percent Leased                             96%
Anchor Tenants                             Food Lion
Development
  Start Date                               Acquired in 2000
  Expected Completion Date                 -
  Percent Complete                         100%
Project Cost to Date                       $3,568,000
Expected Total Project Cost                -
Project Bank Debt Outstanding              $2,760,000
Borrower / JV Partner                      -
Economic Structure                         The Company has guaranteed $690,000 of notes on the property
ERT Percent Ownership                      100%
ERT Investment
  Direct Equity                            $823,000
  Notes Receivable                         -
  Interest Rate on Notes Receivable        -
  Maturity Date                            -



                                               TAYLORSVILLE
                                               -----------------------------------------
Location                                       Salt Lake City, UT
Project Description                            Land held for retail development
Approximate GLA or Area                        6.3 acres
Percent Leased                                 -
Anchor Tenants                                 -
Development
  Start Date                                   -
  Expected Completion Date                     -
  Percent Complete                             -
Project Cost to Date                           $1,883,000
Expected Total Project Cost                    -
Project Bank Debt Outstanding                  $0
Borrower / JV Partner                          -
Economic Structure                             -
ERT Percent Ownership                          100%
ERT Investment
  Direct Equity                                $1,883,000
  Notes Receivable                             -
  Interest Rate on Notes Receivable            -
  Maturity Date                                -

                                               ATRIUM MEDIA TOWER (1)
                                               -----------------------------------------
Location                                       Toronto, Canada
Project Description                            Advertising tower
Approximate GLA or Area                        -
Percent Leased                                 -
Anchor Tenants                                 -
Development
  Start Date                                   Dec-98
  Expected Completion Date                     Oct-99
  Percent Complete                             100%
Project Cost to Date                           $6,500,000
Expected Total Project Cost                    $6,500,000
Project Bank Debt Outstanding                  $0
Borrower / JV Partner                          Gary Sabin Investor Group
Economic Structure                             Note receivable
ERT Percent Ownership                          0%
ERT Investment
  Direct Equity                                -
  Notes Receivable                             $2,327,000
  Interest Rate on Notes Receivable            10%
  Maturity Date                                Jun-02



                                             VALLEY FAIR APARTMENTS
                                             -----------------------------------------------------
Location                                     West Valley City, UT
Project Description                          Apartments
Approximate GLA or Area                      16 units
Percent Leased                               88%
Anchor Tenants                               -
Development
  Start Date                                 Acquired in 1997
  Expected Completion Date                   -
  Percent Complete                           100%
Project Cost to Date                         $750,000
Expected Total Project Cost                  -
Project Bank Debt Outstanding                $0
Borrower / JV Partner                        -
Economic Structure                           -
ERT Percent Ownership                        100%
ERT Investment
  Direct Equity                              $827,000
  Notes Receivable                           -
  Interest Rate on Notes Receivable          -
  Maturity Date                              -

                                             NOTE RECEIVABLES AND LINES OF CREDIT
                                             -----------------------------------------------------
Location                                     -
Project Description                          Note Receivables and Lines of Credit
Approximate GLA or Area                      -
Percent Leased                               -
Anchor Tenants                               -
Development
  Start Date                                 -
  Expected Completion Date                   -
  Percent Complete                           -
Project Cost to Date                         -
Expected Total Project Cost                  -
Project Bank Debt Outstanding                -
Borrower / JV Partner                        Various
Economic Structure                           Notes receivable
ERT Percent Ownership                        0%
ERT Investment
  Direct Equity                              -
  Notes Receivable                           $3,130,000
  Interest Rate on Notes Receivable          Various (2)
  Maturity Date                              Various



                                              ANNIE LAND PLAZA (3)
                                              ---------------------------------------------------------------
Location                                      Lovingston, VA
Project Description                           Grocery-anchored shopping center
Approximate GLA or Area                       42,500
Percent Leased                                94%
Anchor Tenants                                Food Lion
Development
  Start Date                                  Acquired in 2000
  Expected Completion Date                    -
  Percent Complete                            100%
Project Cost to Date                          $3,490,000
Expected Total Project Cost                   -
Project Bank Debt Outstanding                 $2,357,000
Borrower / JV Partner                         -
Economic Structure                            The Company has guaranteed $2,357,000 of notes on the property
ERT Percent Ownership                         100%
ERT Investment
  Direct Equity                               $1,115,000
  Notes Receivable                            -
  Interest Rate on Notes Receivable           -
  Maturity Date                               -

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
---------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF ERT DEVELOPMENT CORPORATION / NXL JOINT VENTURE PROJECTS                                                       PAGE 32

                                                              NXL JOINT VENTURE PROJECTS
                                           ---------------------------------------------------------------
                                           ATRIUM ON THE BAY (1)
                                           ---------------------------------------------------------------
Location                                   Toronto, Canada
Project Description                        Mixed-use office and retail commercial property
Approximate GLA or Area                    1,050,000
Percent Leased                             93%
Anchor Tenants                             CIBC
Development
  Start Date                               Acquired in March 1996
  Expected Completion Date                 -
  Percent Complete                         100%
Project Cost to Date                       $58,349,000 (4)
Expected Total Project Cost                $58,349,000 (4)
Project Bank Debt Outstanding              $56,117,000 (4)
Borrower / JV Partner                      The Ellman Companies
Economic Structure                         Note receivable
NXL Percent Ownership                      0%
NXL Investment
  Direct Equity                            -
  Notes Receivable                         $9,347,000
  Interest Rate on Notes Receivable        25% (2)
  Maturity Date                            May-03


                                                                     NXL JOINT VENTURE PROJECTS
                                              -----------------------------------------------------------------------
                                               SUPERIOR TOWNE CENTER (1)
                                              -----------------------------------------------------------------------
Location                                       Superior, CO
Project Description                            Community shopping center
Approximate GLA or Area                        298,000
Percent Leased                                 38%
Anchor Tenants                                 Costco (NAP), Michaels, Office Max, PetsMart, Target (NAP), T.J. Maxx
Development
  Start Date                                   Sep-97
  Expected Completion Date                     Dec-02
  Percent Complete                             73%
Project Cost to Date                           $45,806,000
Expected Total Project Cost                    $63,135,000
Project Bank Debt Outstanding                  $8,712,000
Borrower / JV Partner                          The Ellman Companies
Economic Structure                             Note receivable with 50% profit participation
NXL Percent Ownership                          0%
NXL Investment
  Direct Equity                                -
  Notes Receivable                             $24,044,000
  Interest Rate on Notes Receivable            12%
  Maturity Date                                Sep-04



(1) Project data is based on information provided by borrower / joint venture partner.
(2) The Company and ERT have made certain adjustments to their interest accrual on these notes.
(3) On July 3, 2001, ERT sold Annie Land Plaza and New Market Shopping Center for an aggregate of $6.3 million.
(4) Book basis per partnership financial statements as of May 31, 2001, converted to U.S. dollars.

NAP - Anchor tenant not owned

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
---------------------------------------------------------------------------------------------------
ERT DEVELOPMENT CORPORATION ACQUISITION ACTIVITY - PROPERTY AND NOTES RECEIVABLE            PAGE 33
(IN THOUSANDS)


Property Name            Type (1)    Location      Transaction Description
----------------------  -----------  -----------   -----------------------------------------------------
1Q 2001
Stein Mart Center (2)       P        Poway, CA     Acquired from joint venture partner in consideration
                                                   for note receivable and accrued interest due to ERT
                                                   interest due to ERT

                           Purchase    Purchase     Cap-
Property Name                Date       Amount      Rate        NOI         GLA
----------------------    ----------   --------    -------  ------------ ----------
1Q 2001
Stein Mart Center (2)      1/11/01     $ 4,900       7.0%       $ 333      112,400

(1) P - Property
(2) Cap-rate and NOI are based upon the in place tenancy (63% leased) as of closing date of acquisition. The Company is currently reviewing a redevelopment plan anticipated to commence within the next twelve months.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.

NEW PLAN EXCEL REALTY TRUST, INC.
SUPPLEMENTAL DISCLOSURE - QUARTER ENDED JUNE 30, 2001
--------------------------------------------------------------------------------------------------------
ERT DEVELOPMENT CORPORATION DISPOSITION ACTIVITY - PROPERTY AND NOTES RECEIVABLE                PAGE 34
(IN THOUSANDS)




Property Name                                   Type (1)       Location
------------------------------------------- -----------------  --------------
1Q 2001
The Centre at Preston Ridge - Phase 2 (2)          L           Frisco, TX
The Centre at Preston Ridge - Phase 2 (2)          L           Frisco, TX
The Centre at Preston Ridge - Phase 2 (2)          L           Frisco, TX
The Centre at Preston Ridge - Phase 2 (2)          L           Frisco, TX

                                    TOTAL


2Q 2001
Mesa Pavilions (3)                                 N           Mesa, AZ
The Groves (4)                                     N           Tempe, AZ
The Centre at Preston Ridge - Phase 2 (2)          L           Frisco, TX

                                    TOTAL





Property Name                                Transaction Description
-------------------------------------------  ----------------------------------------------
1Q 2001
The Centre at Preston Ridge - Phase 2 (2)    .6632 acre pad sale
The Centre at Preston Ridge - Phase 2 (2)    .5834 acre pad sale
The Centre at Preston Ridge - Phase 2 (2)    1.131 acre pad sale
The Centre at Preston Ridge - Phase 2 (2)    3.828 acre pad sale

                                    TOTAL


2Q 2001
Mesa Pavilions (3)                           Repayment by joint venture partner of outstanding note receivable and accrued interest
The Groves (4)                               Repayment by joint venture partner of outstanding note receivable and accrued interest
The Centre at Preston Ridge - Phase 2 (2)    1.265 acre pad sale

                                    TOTAL



                                                   Sale /
                                                  Repayment       Proceeds        Book           Gain/
Property Name                                       Date           Amount         Value         (Loss)
-------------------------------------------    --------------- --------------- -----------    -----------
1Q 2001
The Centre at Preston Ridge - Phase 2 (2)         01/30/01           $   722     $   722         $  -
The Centre at Preston Ridge - Phase 2 (2)         01/30/01               635         635            -
The Centre at Preston Ridge - Phase 2 (2)         03/01/01             1,033       1,033            -
The Centre at Preston Ridge - Phase 2 (2)         03/01/01             2,402       2,402            -
                                                               --------------- -----------    -----------
                                    TOTAL                            $ 4,792     $ 4,792         $  -
                                                               =============== ===========    ===========

2Q 2001
Mesa Pavilions (3)                                05/18/01           $ 8,807     $ 8,807         $  -
The Groves (4)                                    05/18/01            10,106      10,106            -
The Centre at Preston Ridge - Phase 2 (2)         06/18/01             1,394       1,394            -
                                                               --------------- -----------    -----------
                                    TOTAL                            $20,307     $20,307          $ -
                                                               =============== ===========    ===========

(1) L - Land, N - Notes Receivable

(2) Proceeds used to reduce bank debt guaranteed by the Company on the property.

(3) $500,000 of the proceeds consists of a note receivable secured by certain interests in Superior Towne Center.

(4) $1.63 million of the proceeds consists of a note receivable secured by certain interests in Superior Towne Center.

The above does not purport to disclose all items required under GAAP.

The Company's 10-K for the year ended December 31, 2000 and 10-Q for the quarters ended June 30, 2001 and March 31, 2001 should be read in conjunction with the above information.